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Report of Independent Auditors

The Board of Directors
COUNTRY Life/Health Group

Opinion

We have audited the combined statutory-basis financial statements of COUNTRY Life/Health Group (the Company), which comprise the combined balance sheets as of December 31, 2025 and 2024, and the related combined statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

A member firm of Ernst & Young Global Limited

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

A member firm of Ernst & Young Global Limited

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 23, 2026

A member firm of Ernst & Young Global Limited

COUNTRY Life/Health Group

Combined Balance Sheets – Statutory-Basis

	December 31
	2025	2024
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$8,046,852	$7,996,526
Preferred stocks	34,178	19,455
Common stocks	581,724	472,967
Mortgage loans	545,107	422,216
Policy loans	422,106	406,950
Cash, cash equivalents, and short term investments	184,317	205,658
Real estate	10,972	8,871
Derivatives	7,923	4,064
Other invested assets	543,081	457,838
Securities lending reinvested collateral	5,318	13,552
Total cash and invested assets	10,381,578	10,008,097

Premiums deferred and uncollected	149,928	150,475
Accrued investment income	86,439	84,951
Due from affiliates	607	14,004
Federal income taxes recoverable, including net deferred tax assets (2025 – $44,852; 2024 – $43,457)	68,545	75,223
Reinsurance balances recoverable	24,296	15,997
Admitted disallowed IMR	169,881	160,025
Other assets	11,249	10,458
Separate accounts	51,927	50,670
Total admitted assets	$10,944,450	$10,569,900

See accompanying notes.

COUNTRY Life/Health Group

Combined Balance Sheets – Statutory-Basis

	December 31
	2025	2024
	(In Thousands)
Liabilities and capital and surplus
Policy reserves	$7,474,194	$7,309,546
Liability for deposit-type contracts	1,043,588	967,883
Policy and contract claims	37,924	39,653
Dividends payable to policyholders	95,923	78,241
Commissions and expenses due or accrued	6,946	20,923
Federal income taxes payable	2,488	3,167
Unearned investment income	11,363	11,289
Asset valuation reserve	246,304	228,499
Payable to reinsurers	12,502	8,246
Due to affiliates	1,874	769
Derivatives - liability	3,013	701
Derivatives - collateral payable	3,912	2,513
Payable for securities	–	9,000
Borrowed money	45,129	48,206
Other liabilities	31,213	22,370
Securities lending collateral held	5,317	13,553
Separate accounts	51,927	50,670
Total liabilities	9,073,617	8,815,229

Capital and surplus:
Common stock – par value $25 per share – 179,980 shares authorized, issued, and outstanding	4,500	4,500
Gross paid-in and contributed surplus	22,703	22,703
Special surplus funds - admitted disallowed IMR	169,881	160,025
Unassigned surplus	1,673,873	1,567,567
Treasury stock	(124)	(124)
Total capital and surplus	1,870,833	1,754,671
Total liabilities and capital and surplus	$10,944,450	$10,569,900

See accompanying notes.

COUNTRY Life/Health Group

Combined Statements of Operations – Statutory-Basis

	Year Ended December 31
	2025	2024
	(In Thousands)

Premium and annuity considerations	$634,670	$695,088
Supplemental contract considerations	7,287	13,087
Net investment income	513,363	486,257
Amortization of interest maintenance reserve	(14,899)	(9,486)
Commission and expense allowance on reinsurance ceded	9,954	10,217
Other income (expense)	2,081	(1,544)
Total income	1,152,456	1,193,619

Death benefits	204,447	203,296
Annuity benefits including surrenders	175,878	154,760
Disability benefits and benefits under accident and health contracts	142,928	130,960
Other policy and contract benefits	55,078	55,851
Changes in policy reserves	164,677	226,428
Total benefits	743,008	771,295

Commission expenses	29,171	32,401
General insurance expenses	133,642	127,396
Insurance taxes, licenses and fees	19,326	18,465
Total operating expenses	182,139	178,262

Miscellaneous income	5,153	6,872

Net operating income	232,462	250,934
Dividends to policyholders	94,898	77,284
Net income before federal income taxes and net realized capital gains	137,564	173,650
Federal income tax expense	34,812	35,591
Net income before net realized capital gains	102,752	138,059
Net realized capital gains	13,817	27,349
Net income	$116,569	$165,408

See accompanying notes.

COUNTRY Life/Health Group

Combined Statements of Changes in Capital and Surplus – Statutory-Basis

	Year Ended December 31
	2025	2024
	(In Thousands)

Capital and surplus, beginning of year	$1,754,671	$1,652,022
Net income	116,569	165,408
Change in net unrealized gains and losses	43,132	18,358
Change in nonadmitted assets	(4,359)	(38,208)
Change in net deferred income tax assets	10,704	2,288
Change in reserve on account of change in valuation basis	31	–
Change in asset valuation reserve	(17,805)	(24,098)
Dividends to stockholders	(32,000)	(21,200)
Change in liability for OPEB benefits	(110)	101
Net increase	116,162	102,649
Capital and surplus, end of year	$1,870,833	$1,754,671

See accompanying notes.

COUNTRY Life/Health Group

Combined Statements of Cash Flow – Statutory-Basis

	Year Ended December 31
	2025	2024
	(In Thousands)
Operating activities
Premiums collected, net of reinsurance	$639,089	$693,623
Net investment income	506,780	480,610
Other income	14,235	11,362
Benefits and loss-related payments	(588,143)	(530,012)
Commissions and expenses paid	(175,335)	(162,923)
Dividends paid to policyholders	(77,215)	(74,813)
Federal income taxes paid	(28,741)	(32,587)
Net cash provided by operating activities	290,670	385,260

Investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	1,081,569	986,155
Stocks	189,423	136,304
Mortgage loans	30,421	38,772
Real estate	1,888	19,175
Other invested assets	226,760	177,095
Net gains (losses) on cash and short-term investments	12	(11)
Miscellaneous proceeds	9,004	47,744
Total investment proceeds	1,539,077	1,405,234

Purchases of investments:
Bonds	(1,230,733)	(1,350,004)
Stocks	(213,349)	(112,177)
Mortgage loans	(153,312)	(53,002)
Real estate	(2,350)	(224)
Other invested assets	(248,487)	(205,911)
Miscellaneous applications	(9,022)	–
Total investments purchased	(1,857,253)	(1,721,318)
Increase in policy loans	(15,171)	(4,528)
Net cash used in investing activities	(333,347)	(320,612)

Financing and miscellaneous activities
Borrowed funds (paid) received	(18,974)	34,134
Net deposits on deposit-type contract funds	75,704	47,984
Dividends paid to stockholder	(32,000)	(21,200)
Other cash used in financing and miscellaneous activities	(3,394)	(52,027)
Net cash provided by financing and miscellaneous activities	21,336	8,891

(Decrease) increase in cash and cash equivalents	(21,341)	73,539
Cash and cash equivalents, beginning of year	205,658	132,119
Cash and cash equivalents, end of year	$184,317	$205,658

Supplemental disclosures of cash flow information for non-cash transactions:
Bond exchanges	$46,475	$22,251
Bond to other invested assets resulting from principles-based bond project	45,948	-
Bond to preferred stocks resulting from principles-based bond project	27,110	-
Transfer of unassigned surplus for admitted disallowed IMR to special surplus funds	10,098	9,888
Common Stock Spinoff	183	-
Bonds in Lieu of Cash	57	-
Common Stock exchanges	-	393

See accompanying notes.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements

December 31, 2025

1. Nature of Operations

COUNTRY Life/Health Group (the Company) includes the accounts of COUNTRY Life Insurance Company (COUNTRY Life) and its wholly owned subsidiary COUNTRY Investors Life Assurance Company (COUNTRY Investors), both of which are domiciled in the state of Illinois.

COUNTRY Life is a wholly owned subsidiary of the Illinois Agricultural Holding Co. (IAHC), which, in turn, is a subsidiary of the Illinois Agricultural Association (IAA). COUNTRY Life has several wholly owned subsidiaries: COUNTRY Investors which writes principally universal life and fixed annuity products; COUNTRY Trust Bank, a Federal Savings Association; and COUNTRY Capital Management Company, a broker-dealer.

The Company’s primary business is the sale of life insurance, accident and health, and annuity products through more than 1,757 financial representatives. Life insurance premiums represent approximately 72%, accident and health premiums approximately 15%, and annuity premiums approximately 14% of total premium income. Although the Company is licensed in 44 states, approximately 54% of premium income is written in Illinois.

2. Significant Accounting Policies

Use of Estimates

The preparation of combined financial statements requires management to make estimates and assumptions that affect amounts reported in the combined statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Principles of Combination

The accompanying combined financial statements include the accounts of COUNTRY Life and COUNTRY Investors and have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (the Department). These practices are consistent with those prescribed or permitted under the National Association of Insurance Commissioners (NAIC) accounting practices and procedures manual. All significant intercompany transactions and balances have been eliminated in preparation of the combined financial statements. These eliminations include, but are not limited to, the carrying values of COUNTRY Investors and the capital and surplus accounts from the balance sheets as well as unrealized capital gains and losses due to equity investments in combined subsidiaries.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Basis of Presentation

The accompanying combined statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. Such practices vary from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

Investments

Investments in bonds and redeemable preferred stocks are reported at either amortized cost or fair value based on their NAIC rating; for GAAP, such investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments would be reported at either amortized cost or fair value. If the fair value option were selected for held-to-maturity investments, the unrealized holding gains and losses would be reported in earnings. The remaining investments would be reported at fair value, with unrealized holding gains and losses reported in income for those designated as trading and in stockholder’s equity for those designated as available-for-sale. Other-than-temporary impairment (OTTI) losses are reported in operations; for GAAP, expected credit losses for certain financial assets are recorded in accordance with Current Expected Credit Loss (CECL) model. Credit losses are reported in operations through the establishment of a valuation allowance. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus, rather than to a separate surplus account.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral, less estimated costs to obtain and sell, and the recorded investment in the mortgage loans. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective-interest rate or, if foreclosure is probable, on the estimated fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus rather than being included as a component of earnings, as would be required under GAAP.

Real estate owned by the Company is primarily occupied by employees of affiliates who provide services to the Company. This real estate is included in investments rather than reported as an operating asset.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying combined statutory-basis balance sheets. Realized capital gains and losses from sales of assets are reported in operations, net of federal income taxes, and amounts transferred to the IMR. Realized capital losses from declines in values deemed other than temporary are reported in operations, net of federal income taxes. Under GAAP, realized capital gains and losses would be reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold, and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines are reported in operations through the establishment of a valuation allowance.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC formula, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

Investment in Subsidiaries

The accounts and operations of COUNTRY Trust Bank and COUNTRY Capital Management Company are not consolidated with the accounts and operations of the Company, as would be required under GAAP.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Nonadmitted Assets

Certain assets designated as nonadmitted, principally certain deferred tax assets, disallowed IMR, and prepaid expenses, are excluded from the accompanying combined statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent that those assets are not impaired.

Policy Reserves

Policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances, as would be required under GAAP.

At December 31, 2025 and 2024, the Company recorded a premium deficiency reserve of $0 and $20,000,000, respectively. The Company considers anticipated investment income when calculating the premium deficiency reserve.

Universal Life and Annuity Policies

Revenues for universal life and annuity policies with mortality or morbidity risk, except for group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid (or surrender benefits paid, less surrender charges) and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk, including supplementary contracts without life contingencies and for group annuity contracts, are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as required under GAAP.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Deferred Income Taxes

Admitted deferred tax assets (DTAs) are calculated as the sum of (1) the amount of federal capital income taxes paid in prior years that can be recovered through capital loss carrybacks for existing temporary differences in a time frame consistent with the Internal Revenue Service (IRS) capital loss carryback provisions, not to exceed three years, that reverse by the end of the subsequent calendar year; (2) the remaining amount of DTAs expected to be realized within three years not to exceed 15% of the current period adjusted statutory surplus; and (3) the amount of remaining gross DTAs that can be offset against existing gross deferred tax liabilities (DTLs). The remaining DTAs are nonadmitted. Deferred taxes do not include amounts for state taxes. The change in net deferred taxes is included directly in unassigned surplus. Under GAAP, state taxes are included in the computation of deferred taxes, a DTA is recorded for the amount of gross DTAs expected to be realized in future years, and the change in net deferred taxes is included in earnings.

Statements of Cash Flow

Cash, cash equivalents, and short-term investments in the combined statutory-basis statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less at the date of purchase. If, in the aggregate, the Company has a net negative cash balance, it is recorded at the date of purchase as a negative net asset rather than a liability.

Policyholder Dividends

Policyholders’ dividends are recognized when declared by the Board of Directors rather than over the term of the related policies.

The effects of the foregoing variances from GAAP on the accompanying combined statutory-basis financial statements have not been determined but are presumed to be material.

Other significant accounting practices are as follows:

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investments

Investments are stated at values prescribed by the NAIC as follows:

Bonds not backed by other loans are stated at either amortized cost using the interest method or the lower of amortized cost or fair value. For perpetual bonds that do not possess or no longer possess an effective call option, the bond is reported at fair value regardless of NAIC designation. The Company holds SVO identified investments at fair value. The Company does not hold any mandatory convertible securities.

Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair value using the interest method including anticipated prepayments. The retrospective adjustment method is used to value all securities except for securities with an other-than-temporary impairment and newly acquired securities rated below AA, which are valued using the prospective method.

Investments in perpetual preferred stocks are stated at the lower of cost or fair value.

The Company’s noninsurance subsidiaries that have significant ongoing operations other than for the Company and its affiliates are reported at the Company’s interest in the affiliates’ audited GAAP equity. The net changes in the subsidiaries’ equity are included in the change in net unrealized gains or losses in the accompanying combined statutory-basis statements of changes in capital and surplus.

Common stocks, other than investments in subsidiaries and controlled and affiliated companies, are stated at fair value. Unrealized gains and losses on common stocks are reported directly in unassigned surplus and do not affect operations.

Mortgage loans on real estate are stated at the aggregate carrying value, less accrued interest.

Policy loans are stated at unpaid balances.

Land is reported at cost. Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. A portion of non-home office real estate is nonadmitted due to statutory requirements that a current appraisal has to be on file that is not older than five years from the current accounting period.

The Company has ownership interests in joint ventures that are included in other invested assets. The Company carries these interests based on its interest in the underlying audited GAAP equity.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investments

The Company has a loan with an affiliate that it states at carrying value. See Note 8.

Realized gains and losses are determined using the specific-identification basis.

Investment Income

Interest on bonds and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Interest on restructured mortgage loans is recorded as income when earned based on the new contractual rate. Interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on ex-dividend dates.

Premiums

Life insurance premiums are recognized as revenue over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Benefits

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by law.

Liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances, less applicable surrender charges.

The Company waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Tabular interest, tabular reserves less actual reserves released, and tabular cost have been determined by formula. The tabular interest on funds not involving life contingencies is determined from basic policy information.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liabilities, including separate account liabilities, at December 31, 2025, are as follows:

		Separate	Separate
		Account	Account
	General	With	Non-
	Account	Guarantees	Guaranteed	Total	%
	(In Thousands)
INDIVIDUAL ANNUITIES:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$-	$-	$-	$-	-%
b. At book value less current surrender charge of 5% or more	379,861	-	-	379,861	22%
c. At fair value	-	-	-	-	-%
d. Total with market value adjustment or at fair value	379,861	-	-	379,861	22%
e. At book value without adjustment (minimal or no charge adjustment)	1,163,853	-	38,676	1,202,529	68%
(2) Not Subject to discretionary withdrawal	168,653	-	50	168,703	10%
(3) Total (gross)	1,712,367	-	38,726	1,751,093	100%
(4) Reinsurance ceded	1,118,286	-	-	1,118,286
(5) Total (net)	$594,081	$-	$38,726	$632,807
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$-	$-	$-	$-

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liabilities, including separate account liabilities, at December 31, 2025, are as follows:

		Separate	Separate
		Account	Account
	General	With	Non-
	Account	Guarantees	Guaranteed	Total	%
	(In Thousands)
GROUP ANNUITIES:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$6	$-	$-	$6	-%
b. At book value less current surrender charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	-	-	-%
d. Total with market value adjustment or at fair value	6	-	-	6	-%
e. At book value without adjustment (minimal or no charge adjustment)	-	-	-	-	-%
(2) Not Subject to discretionary withdrawal	65,915	-	801	66,716	100%
(3) Total (gross)	65,921	-	801	66,722	100%
(4) Reinsurance ceded	-	-	-	-
(5) Total (net)	$65,921	$-	$801	$66,722
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$-	$-	$-	$-

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liabilities, including separate account liabilities, at December 31, 2025, are as follows:

		Separate	Separate
		Account	Account
	General	With	Non-
	Account	Guarantees	Guaranteed	Total	%
	(In Thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$-	$-	$-	$-	-%
b. At book value less current surrender charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	-	-	-%
d. Total with market value adjustment or at fair value	-	-	-	-	-%
e. At book value without adjustment (minimal or no charge adjustment)	468,433	-	-	468,433	45%
(2) Not Subject to discretionary withdrawal	575,159	-	-	575,159	55%
(3) Total (gross)	1,043,592	-	-	1,043,592	100%
(4) Reinsurance ceded	4	-	-	4
(5) Total (net)	$1,043,588	$-	$-	$1,043,588
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$-	$-	$-	$-

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liabilities, including separate account liabilities, at December 31, 2025, are as follows:

Total
(In Thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Section B Total (Net)	$525,552
Exhibit 5, Section C Total (Net)	134,450
Exhibit 7, Column 1, Line 14	1,043,588
Subtotal	1,703,590

Separate Accounts Annual Statement:
Exhibit 3, Column 2, Line 0299999	39,478
Exhibit 3, Column 2, Line 0399999	50
Policyholder dividend & coupon accumulations	-
Policyholder premiums	-
Guaranteed interest contracts	-
Other contract deposit funds	-
Subtotal	39,528

Combined Total	$1,743,118

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2025, are as follows:

	Account	Cash
	Value	Value	Reserve
	(In Thousands)
GENERAL ACCOUNT:
(1) Subject to discretionary withdrawal:
a. Term Policies with Cash Value	$-	$65,321	$225,333
b. Universal Life	256,413	256,109	258,893
c. Universal Life with Secondary Guarantees	149,324	139,178	354,229
d. Indexed Universal Life	-	-	-
e. Indexed Universal Life with Secondary	-	-	-
Guarantees	21,975	8,840	10,025
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	-	4,684,338	5,012,080
h. Variable Life	-	-	-
i. Variable Universal Life	1,006	997	1,136
j. Miscellaneous Reserves	-	-	-
Subtotal	$428,718	$5,154,783	$5,861,696

(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	x	x	593,298
b. Accidental Death Benefits	x	x	667
c. Disability - Active Lives	x	x	3,631
d. Disability - Disabled Lives	x	x	6,328
e. Miscellaneous Reserves	x	x	60,597
Subtotal	-	-	664,521
(3) Total (gross: direct + assumed)	428,718	5,154,783	6,526,217
(4) Reinsurance ceded	-	-	289,088
(5) Total (net)	$428,718	$5,154,783	$6,237,129

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2025, are as follows:

	Account	Cash
	Value	Value	Reserve
(In Thousands)
SEPARATE ACCOUNT NONGUARANTEED:
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	-	-	-
c. Universal Life with Secondary Guarantees	-	-	-
d. Indexed Universal Life	-	-	-
e. Indexed Universal Life with Secondary Guarantees	-	-	-
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	-	-	-
h. Variable Life	-	-	-
i. Variable Universal Life	12,390	12,390	12,390
j. Miscellaneous Reserves	-	-	-
Subtotal	$12,390	$12,390	$12,390

(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	x	x	-
b. Accidental Death Benefits	x	x	-
c. Disability - Active Lives	x	x	-
d. Disability - Disabled Lives	x	x	-
e. Miscellaneous Reserves	x	x	-
Subtotal	-	-	-
(3) Total (gross: direct + assumed)	12,390	12,390	12,390
(4) Reinsurance ceded	-	-	-
(5) Total (net)	$12,390	$12,390	$12,390

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2025, are as follows:

Total
(In Thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (Net)	$6,184,357
Exhibit 5, Accidental Death Benefits Section, Total (Net)	667
Exhibit 5, Disability - Active Lives Section, Total (Net)	3,614
Exhibit 5, Disability - Disabled Lives Section, Total (Net)	5,999
Exhibit 5, Miscellaneous Reserves Section, Total (Net)	60,428
Subtotal	6,255,065

Separate Accounts Annual Statement:
Exhibit 3, Column 2, Line 0199999	12,390
Exhibit 3, Column 2, Line 0499999	-
Exhibit 3, Column 2, Line 0599999	-
Subtotal	12,390

Combined Total	$6,267,455

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Policy and Contract Claims

Unpaid policy and contract claims on accident and health policies represent management’s best estimate of the ultimate net cost of all reported and unreported claims incurred but not paid through December 31. The Company discounts its policy and contract claim reserves for long-term disability insurance policies using disability tables and discount rates (generally 3.5% or 4.5%) approved by the Department. Reserves for unpaid policy and contract claims are estimated using individual-case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying combined statutory-basis balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders and contract-holders as well as retirement benefits of employees of affiliated companies and for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying combined statutory-basis financial statements.

As of December 31, 2025 and 2024, the Company’s separate account statement included legally insulated assets of $51,927,000 and $50,670,000, respectively. A certain variable annuity product contains a mortality guarantee backed by the general account. In accordance with the guarantee, if there is a deficiency in the invested funds underlying the separate account contract reserves, the general account will fund the deficiency. The separate account does not pay risk charges to the general account for guarantees. The general account of the Company paid $51,000 and received $208,000 toward separate account guarantees in 2025 and 2024, respectively.

Fair Value of Financial Instruments

The carrying value of the Company’s financial instruments approximates their fair value except for bonds, stocks, policy loans, and mortgage loans. The carrying value and the fair value of bonds, stocks, policy loans, and mortgage loans are disclosed in Note 3. The carrying value and fair value of annuities and deposit funds are disclosed in Note 2.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Admitted disallowed Interest Maintenance Reserve (IMR)

In August 2023, the NAIC issued interpretation INT 23-01 Net Negative (Disallowed) IMR which provides a limited-time, optional, statutory accounting guidance, as an exception to the existing guidance detailed in SSAP No. 7—Asset Valuation Reserve and Interest Maintenance Reserve and the annual statement instructions that requires nonadmittance of net negative (disallowed) IMR as a short-term solution. The admitted disallowed IMR is: 1) limited up to 10% of the Company’s adjusted capital and surplus, 2) allowed if the Company maintains a risk-based capital greater than 300% authorized control level after an adjustment to total adjusted capital that reflects a reduction to remove any net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR, and 3) shall not include losses from derivatives that were reported at fair value prior to derivative termination unless the reporting entity has historically followed the same process for interest-rate hedging derivatives that were terminated in a gain position. This interpretation was permitted as a short-term solution until December 31, 2025, and was set to automatically nullify on January 1, 2026. In August 2025, INT 23-01 was extended to be automatically nullified on January 1, 2027.

Utilizing INT 23-01 , the Company elected to admit the maximum admitted disallowed IMR for the year ended December 31, 2024 and 2025. Accordingly, admitted disallowed IMR of $169,881,000 and $160,025,000 was reported in the general account as an admitted asset with a corresponding Special surplus fund, of the same amount, for the year ended December 31, 2025 and 2024, respectively.

The calculation for the admitted disallowed IMR was done on an individual company basis and reported as such in the individual NAIC Annual Statements and not on a combined basis. The calculated adjusted capital and surplus for COUNTRY Life for the years ended December 31, 2025 and 2024 were $1,627,008,000 and $1,527,245,000, respectively, and the balance appropriated to the special surplus fund represents 10% and 10% of adjusted capital and surplus, which is all admitted in the general account. The calculated adjusted capital and surplus for COUNTRY Investors for the years ended December 31, 2025 and 2024 were $232,121,000 and $225,941,000, respectively, and the balance appropriated to the special surplus fund represents 3% and 3% of adjusted capital and surplus, respectively, which is all admitted in the general account.

All fixed income investments generating IMR losses complied with the Company’s Investment Policy and none of the losses were a result of derivative investments. All losses incurred in the normal course of business and not compelled by liquidity pressures.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Recently Issued Accounting Pronouncements

The NAIC’s Principles-Based Bond Project revises statutory accounting by establishing a principles-based bond definition in SSAP No. 26, Bonds, that focuses on whether an instrument represents a substantive creditor relationship, rather than relying primarily on legal form. Under the revised framework, instruments that qualify as bonds are classified as either Issuer Credit Obligations (accounted for under SSAP 26) or Asset-Backed Securities (accounted for under SSAP No. 43., Loan-Backed and Structured Securities), while debt instruments that do not meet the bond definition—such as certain residual, equity-like, or first-loss positions—are reported under SSAP No. 21, Other Admitted Assets. The changes also introduce updated reporting, separating issuer credit bonds from asset-backed securities, and require insurers to reassess existing holdings, reclassify affected investments, and provide transition disclosures as part of implementation. The revisions were effective January 1, 2025 and did not have a material impact on the statutory financial statements.

As a result of implementation and transition to new guidance under the principles-based bond definition, securities with an aggregate book adjusted carrying value of $45,948,000 were reclassified from Bonds to Other invested assets in the first quarter 2025 financial statements. After transition to Other invested assets, there was no change in the measurement basis and securities were carried with an aggregate book adjusted carrying value of $45,948,000. There was no surplus impact related to these reclassifications from Bonds to Other invested assets for the Company.

As a result of implementation and transition to new guidance under the principles-based bond definition, securities with an aggregate book adjusted carrying value of $27,110,000 were reclassified from Bonds to Preferred Stocks in the 2025 financial statements. After transition to Preferred Stocks, there was a change in the valuation basis and securities were carried at fair value resulting in a new book adjusted carrying value of $26,803,000. The surplus impact from this change resulted in a $307,000 unrealized loss.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments

The carrying value and fair value of investments in bonds are summarized as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Thousands)
At December 31, 2025
Issuer credit obligations
U.S. Government Obligations	$210,361	$402	$3,023	$207,740
Other U.S. Government Obligations	96,731	1,108	3,583	94,256
Non-U.S. Sovereign Jurisdiction Securities	19,974	200	1,582	18,592
Municipal Bonds - General Obligations (Direct & Guaranteed)	314,862	10,154	4,054	320,962
Municipal Bonds - Special Revenue	699,666	12,644	25,532	686,778
Project Finance Bonds Issued by Operating Entities (Unaffiliated)	92,600	558	4,401	88,757
Corporate Bonds (Unaffiliated)	3,895,013	69,836	190,490	3,774,359
Single Entity Backed Obligations (Unaffiliated)	462,858	1,922	5,532	459,248
SVO-Identified Bond Exchange Traded Funds - Fair Value	48,532	-	-	48,532
Bonds Issued from SEC-Registered Business Development Corps, Closed End Funds & REITS (Unaffiliated)	10,000	-	-	10,000
Other Issuer Credit Obligations (Unaffiliated)	2,322	112	-	2,434
Total - Issuer Credit Obligations	5,852,919	96,936	238,197	5,711,658

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Asset-Backed Securities	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Financial Asset-Backed Securities - Self-Liquidating	(In Thousands)
Agency Residential Mortgage Backed Securities - Guaranteed	$151,800	$5,397	$723	$156,474
Agency Commercial Mortgage Backed Securities - Guaranteed	280,119	5,713	2,389	283,443
Agency Residential Mortgage Backed Securities - Not/Partially Guaranteed	90,406	2,369	1,319	91,456
Agency Commercial Mortgage Backed Securities - Not/Partially Guaranteed	64,300	90	8,201	56,189
Non-Agency Residential Mortgage Backed Securities (Unaffiliated)	511,508	12,088	13,671	509,925
Non-Agency Commercial Mortgage Backed Securities (Unaffiliated)	262,149	4,512	6,739	259,922
Non-Agency CLOs/CBOs/CDOs (Unaffiliated)	355,589	1,145	116	356,618
Other Financial Asset-Backed Securities - Self-Liquidating (Unaffiliated)	117,242	2,227	2,807	116,662
Subtotals - Financial Asset-Backed Securities - Self-Liquidating	1,833,113	33,541	35,965	1,830,689

Non-Financial Asset-Backed Securities - Practical Expedient Lease Backed Transactions
(Practical Expedient) (Unaffiliated)	132,492	1,848	2,286	132,054
Other Non-Financial Asset-Backed Securities
(Practical Expedient) (Unaffiliated)	228,328	3,162	3,150	228,340
Subtotals - Non-Financial Asset-Backed Securities - Practical Expedient	360,820	5,010	5,436	360,394

Total - Asset Backed Securities	2,193,933	38,551	41,401	2,191,083

Total Long-Term Bonds (Issuer Credit Obligations and Asset-Backed Securities)	$8,046,852	$135,487	$279,598	$7,902,741

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024
U.S. government and its agencies	$38,944	$3	$3,874	$35,073
States and political subdivisions	1,245,322	14,177	54,617	1,204,882
Corporate securities	4,288,258	41,844	276,122	4,053,980
Residential mortgage-backed securities	725,263	8,632	31,543	702,352
Commercial mortgage-backed securities	473,454	4,353	21,497	456,310
Other asset-backed securities	1,178,529	6,861	25,624	1,159,766
SVO identified funds	46,756	-	-	46,756
Total bonds	$7,996,526	$75,870	$413,277	$7,659,119

Fair values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The carrying value and fair value of investments in bonds at December 31, 2025, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Value	Fair Value
At December 31, 2025	(In Thousands)
Maturity:
In 2026	$181,069	$181,022
In 2027–2030	860,497	863,500
In 2031–2035	1,314,429	1,324,570
After 2035	3,496,924	3,342,567
Financial Asset-Backed Securities - Self-Liquidating	1,833,113	1,830,688
Non-Financial Asset-Backed Securities - Practical Expedient	360,820	360,394
Total bonds	$8,046,852	$7,902,741

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Proceeds from sales of investments in bonds were $366,131,000 and $468,599,000 during 2025 and 2024, respectively. Gross gains of $3,864,000 and $764,000 and gross losses of $32,712,000 and $77,435,000 were realized on those sales in 2025 and 2024, respectively.

Bonds with a statement value of $12,726,000 and $12,713,000 at December 31, 2025 and 2024, respectively, were restricted and on deposit with government authorities and reinsurers as required by law or contract.

The amortized cost, gross unrealized gains and losses, and fair value of investments in stocks are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025
Preferred stocks – unaffiliated	$33,943	$1,876	$1,641	$34,178
Common stocks – unaffiliated	342,189	212,199	9,651	544,737
Common stocks – affiliated	23,278	13,709	-	36,987
Total stocks	$399,410	$227,784	$11,292	$615,902

At December 31, 2024
Preferred stocks – unaffiliated	$20,965	$1,060	$2,570	$19,455
Common stocks – unaffiliated	274,147	166,552	3,878	436,821
Common stocks – affiliated	23,278	12,868	-	36,146
Total stocks	$318,390	$180,480	$6,448	$492,422

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The following tables illustrate fair values and gross unrealized losses, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
At December 31, 2025
Issuer credit obligations
U.S. Government Obligations	$98,596	$693	$30,517	$2,330	$129,113	$3,023
Other U.S. Government Obligations	-	-	47,284	3,583	47,284	3,583
Non-U.S. Sovereign Jurisdiction Securities	-	-	16,376	1,582	16,376	1,582
Municipal Bonds - General Obligations (Direct & Guaranteed)	5,866	79	74,868	3,975	80,734	4,054
Municipal Bonds - Special Revenue	22,839	577	278,599	24,955	301,438	25,532
Project Finance Bonds Issued by Operating Entities (Unaffiliated)	-	-	64,221	4,401	64,221	4,401
Corporate Bonds (Unaffiliated)	136,123	3,890	1,714,370	186,600	1,850,493	190,490
Single Entity Backed Obligations (Unaffiliated)	17,393	221	164,366	5,311	181,759	5,532
SVO-Identified Bond Exchange Traded Funds - Fair Value	48,532	-	-	-	48,532	-
Total - Issuer Credit Obligations (Unaffiliated)	329,349	5,460	2,390,601	232,737	2,719,950	238,197

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(In Thousands)
Asset-Backed Securities Agency Residential Mortgage Backed
Securities - Guaranteed	923	38	11,295	685	12,218	723
Agency Commercial Mortgage Backed
Securities - Guaranteed	43,873	496	49,352	1,893	93,225	2,389
Agency Residential Mortgage Backed
Securities - Not/Partially Guaranteed	-	-	19,466	1,319	19,466	1,319
Agency Commercial Mortgage Backed
Securities - Not/Partially Guaranteed	5,942	25	37,977	8,176	43,919	8,201
Non-Agency Residential Mortgage Backed
Securities (Unaffiliated)	17,192	111	227,710	13,560	244,902	13,671
Non-Agency Commercial Mortgage Backed
Securities (Unaffiliated)	11,926	58	55,151	6,681	67,077	6,739
Non-Agency CLOs/CBOs/CDOs (Unaffiliated)	80,815	47	3,918	69	84,733	116
Other Financial Asset-Backed Securities -
Self-Liquidating (Unaffiliated)	12,877	18	50,300	2,789	63,177	2,807
Subtotals - Financial Asset-Backed Securities -
Self-Liquidating	173,548	793	455,169	35,172	628,717	35,965

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(In Thousands)
Non-Financial Asset-Backed
Securities - Practical
Expedient
Lease Backed Transactions
(Practical Expedient)
(Unaffiliated)	13,869	112	32,558	2,174	46,427	2,286
Other Non-Financial Asset-Backed Securities
(Practical Expedient)
(Unaffiliated)	30,601	148	79,836	3,002	110,437	3,150
Subtotals - Non-Financial Asset-Backed Securities - Practical Expedient	44,470	260	112,394	5,176	156,864	5,436

Total - Asset Backed Securities	218,018	1,053	567,563	40,348	785,581	41,401

Total Long-Term Bonds (Issuer Credit Obligations and Asset-Backed Securities	547,367	6,513	2,958,164	273,085	3,505,531	279,598

Stocks:
Preferred stocks - unaffiliated	-	-	15,096	1,641	15,096	1,641
Common stocks - unaffiliated	21,366	1,841	27,190	7,810	48,556	9,651
Total stocks	21,366	1,841	42,286	9,451	63,652	11,292

Total bonds and stocks	$568,733	$8,354	$3,000,450	$282,536	$3,569,183	$290,890

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(In Thousands)
At December 31, 2024
Bonds:
U.S. government and its agencies	$3,882	$172	$29,055	$3,702	$32,937	$3,874
States and political subdivisions	336,461	9,794	402,653	44,823	739,114	54,617
Corporate securities	627,281	25,853	1,897,642	250,269	2,524,923	276,122
Residential mortgage-backed securities	195,560	5,054	271,750	26,489	467,310	31,543
Commercial mortgage-backed securities	86,886	2,773	167,854	18,724	254,740	21,497
Other asset-backed securities	50,662	662	384,887	24,962	435,549	25,624
SVO identified funds	-	-	46,756	-	46,756	-
Total bonds	1,300,732	44,308	3,200,597	368,969	4,501,329	413,277

Stocks:
Preferred stocks - unaffiliated	-	-	17,061	2,570	17,061	2,570
Common stocks - unaffiliated	23,624	2,493	22,015	1,385	45,639	3,878
Total stocks	23,624	2,493	39,076	3,955	62,700	6,448

Total bonds and stocks	$1,324,356	$46,801	$3,239,673	$372,924	$4,564,029	$419,725

The Company believes that all unrealized losses on individual securities are a result of normal price fluctuations due to market conditions and are not an indication of OTTI. Market conditions include interest rate fluctuations, credit quality, and supply and demand. This determination is made in conjunction with the impairment criteria prescribed by NAIC standards. The Company has the intent and ability to hold these investments until maturity (for bonds) or until the fair value recovers above cost or amortized cost (for bonds and common stocks).

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

For the years ended December 31, 2025 and 2024, realized capital losses included $10,262,000 and $3,002,000, respectively, related to bonds and stocks that have experienced other-than-temporary declines in value.

For the years ended December 31, 2025 and 2024, there were zero realized capital losses related to mortgage loans that have experienced other-than-temporary declines in value.

For the years ended December 31, 2025 and 2024, realized capital losses included $780,000 and $1,637,000, respectively, related to other invested assets that have experienced other-than-temporary declines in value.

The Company owns 100% of COUNTRY Trust Bank and COUNTRY Capital Management Company. Summarized GAAP financial information for the noninsurance subsidiaries as of and for the years ended December 31 is as follows:

	COUNTRY Trust Bank		COUNTRY Capital Management Company
	2025	2024	2025	2024
		(In Thousands)

Total assets	$37,677	$34,490	$6,628	$7,027
Total stockholder’s equity	31,422	30,210	5,565	5,936
Total income	77,218	74,209	12,957	11,628
Total expenses	65,318	63,914	10,649	10,276
Net income	8,682	7,583	1,698	988

The carrying value of the Company’s investment in the common stock of its subsidiaries was $36,987,000 and $36,146,000 at December 31, 2025 and 2024, respectively. Included in the change in net unrealized gains and losses for the years ended December 31, 2025 and 2024, are unrealized gains of $841,000 and $1,689,000, respectively, related to the change in carrying values of the Company’s investments in its subsidiaries.

During 2025 and 2024, the Company received dividends of $8,500,000 and $6,800,000, respectively, from COUNTRY Trust Bank.

During 2025 and 2024, the Company received dividends of $2,000,000 and $0, respectively, from COUNTRY Capital Management Company.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The carrying value of policy loans was $422,106,000 and $406,950,000 at December 31, 2025 and 2024 respectively. The fair value of policy loans was $420,581,000 and $405,879,000 at December 31, 2025 and 2024, respectively. The carrying value of mortgage loans was $545,107,000 and $422,216,000 at December 31, 2025 and 2024, respectively. The fair value of mortgage loans was $537,423,000 and $391,992,000 at December 31, 2025 and 2024, respectively.

The Company invests in mortgage loans principally involving commercial real estate. The Company’s investments in mortgage loans generally consist of first-mortgage liens on completed income-producing properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 70% for 2025 and 64% for 2024. The maximum and minimum interest rates of mortgage loans were 6.83% and 3.10%, and 6.83% and 3.10%, respectively, for 2025 and 2024. At December 31, 2025, 6%, or $32,787,000, of the Company’s mortgage loans were collateralized by properties located in Illinois. At December 31, 2024, 6%, or $24,746,000, of the Company’s mortgage loans were collateralized by properties located in Illinois. The Company monitors the credit quality of its mortgage loans using the debt service coverage ratio, which measures the mortgagor’s ability to make the scheduled payments. Loans below 1.10 debt service coverage are maintained on a watch list. The loans above and below the prescribed debt service coverage ratio were $479,651,000 and $65,456,000, respectively, at December 31, 2025, and $420,438,000 and $1,778,000 at December 31, 2024.

As of December 31, 2025 and 2024, 100% of Company's mortgage loans held were current, and there were no mortgage loans with interest past due. As of December 31, 2025 and 2024, respectively, the Company held ten mortgage loans with carrying values of $80,780,000 and eight mortgage loans with carrying values of $58,485,000 in which the Company was a participant or co-lender in a mortgage loan agreement. During 2025 and 2024, the Company foreclosed on no properties and transferred no mortgage loans to real estate. The Company recorded no impairments on mortgage loans as of December 31, 2025 and 2024, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The components of real estate at December 31 are summarized as follows:

	2025	2024
	(In Thousands)
Home office properties:
Land	$3,800	$4,521
Buildings and improvements	11,014	30,271
Accumulated depreciation	(5,069)	(25,921)
Total home office properties	9,745	8,871

Held for sale properties:
Land	$721	$-
Buildings and improvements	21,502	-
Accumulated depreciation	(20,996)	-
Total home office properties	1,227	-

Investment properties:
Land	-	227
Buildings	-	1,676
Accumulated depreciation	-	(538)
Nonadmitted	-	(1,365)
Total investment properties	-	-
Total real estate	$10,972	$8,871

During the third quarter of 2023, management enacted a plan to sell the GE Road Complex, which included the Office Building - IS Services and Office Building - Customer Services located in Bloomington, Illinois. In the third quarter of 2024, management secured a contract for the GE Road Complex with a closing date on the Office Building - IS Services of November 15, 2024 and a closing date on the Office Building - Customer Services scheduled for December 31, 2026. In December, 2025, the Office Building - Customer Services was reclassified from “Property Occupied by the company” to “Property held for sale” with the expectation of closing on or before December 31, 2026.

During the second quarter of 2025, management executed a plan to sell the Office Building - Peridot Parkway located in Stockbridge, Georgia. During the second quarter of 2025, management secured a contract for the property with the closing having taken place on July 31, 2025.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2025	2024
	(In Thousands)
Bonds:
Gross gains	$5,488	$1,869
Gross losses	(45,349)	(85,315)
Total bonds	(39,861)	(83,446)

Common stocks:
Gross gains	32,988	45,460
Gross losses	(4,915)	(3,331)
Total common stocks	28,073	42,129

Derivatives:
Gross gains	2,040	2,935
Gross losses	(211)	(1,370)
Total Derivatives	1,829	1,565

Other investments:
Preferred stocks	(1,635)	35
Real estate	525	1,146
Other invested assets	(752)	(3,085)
Mutual Funds	3,546	-
Total other investments	1,684	(1,904)

Amounts transferred to IMR, net	23,415	61,707
Net realized gains before federal income tax	15,140	20,051
Federal income tax benefit	1,323	(7,298)
Net realized capital gains	$13,817	$27,349

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Major categories of net investment income for the years ended December 31, 2025 and 2024, are summarized as follows:

	2025	2024
	(In Thousands)

Bonds	$409,843	$399,378
Preferred stocks – unaffiliated	2,428	1,141
Common stocks – unaffiliated	13,999	11,572
Common stocks – affiliated	10,500	6,800
Mortgage loans	22,456	18,655
Policy loans	22,394	21,639
Cash equivalents	6,573	7,619
Real estate	1,364	2,610
Other invested assets	34,289	28,638
Securities lending	32	117
Other Investment Income	62	-
Total investment income	523,940	498,169
Investment expenses	10,577	11,912
Net investment income	$513,363	$486,257

Real estate income includes amounts for the occupancy of home office properties of $1,261,000 and $2,156,000 in 2025 and 2024, respectively.

Securities were sold, redeemed or otherwise disposed of as a result of a callable feature which generated investment income. In 2025, there were twenty-six such securities, which generated investment income of $1,955,000. In 2024, there were fifty-one such securities, which generated investment income of $2,622,000.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

A summary of loan-backed securities, disclosed in the aggregate, classified on the basis for the OTTI as of December 31, 2025, is as follows:

	Amortized Cost	OTTI Recognized as Realized Loss	Fair Value
(In Thousands)
At December 31, 2025
Intent to sell	$-	$-	$-
Inability to recover amortized cost basis	-	-	-
Present value of cash flows expected	4,497	1,178	3,603

The loan-backed securities with a recognized OTTI for the year ended December 31, 2025, are as follows:

CUSIP	Amortized Cost Before OTTI	OTTI Recognized as Realized Loss	Amortized Cost After OTTI	Fair Value
		(In Thousands)
At December 31, 2025
57643QBP9	$1,537	$418	$1,119	$1,098
90342WAJ6	601	141	460	199
760985E72	418	137	281	309
90342WAJ6	597	137	460	184
90342WAJ6	607	146	461	734
90342WAJ6	627	166	461	1,003
576436AT6	110	33	77	76
	$4,497	$1,178	$3,319	$3,603

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Prepayment assumptions were obtained from broker-dealer surveys, as reflected in industry sources such as IDC, or internal estimates. The Company has no significant concentrations of credit risk. The Company had no investments for which it was not practicable to estimate fair value.

Under the securities lending program, the Company requires a minimum percentage of 102% of the fair value of domestic securities loaned at the outset of the contract to be provided as collateral. At December 31, 2025 and 2024, bonds with a fair value of $5,197,000 and $13,273,000, respectively, were on loan under this program, while cash collateral held was $5,317,000 and $13,553,000, respectively. The Company receives collateral in the form of cash monies. All collateral is in an open position. The collateral is reinvested in a pool of funds with other security lender participants. Collateral is reinvested in a pool of high-quality securities, with an emphasis on liquidity and principal preservation.

The following table represents the Company’s reinvested collateral as a pro rata share of the investment pool as of December 31:

	2025		2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
		(In Thousands)
30 days or less	$5,389	$5,318	$13,980	$13,552
31 to 60 days	-	-	-	-
61 to 90 days	-	-	-	-
91 to 120 days	-	-	-	-
121 to 180 days	-	-	-	-
181 to 365 days	-	-	-	-
Total collateral reinvested	$5,389	$5,318	$13,980	$13,552

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The Company holds an interest in multiple limited partnerships formed to develop and operate solar energy projects that qualified for tax credits. The primary benefit of these investments are the receipt of tax credits. The financial position of these investments were impacted by a return of capital in the amount of $391,000. The Company also received $421,000 as ordinary income from these partnerships during 2025.

The aggregate schedule of tax credits expected over the remaining life of this investment is shown below, of which all are transferrable/certificated. There are no non-transferrable tax credits held as of both 2025 and 2024.

	2026	2027	2028	2029	2030 & Thereafter
MPC 2019 Energy Fund I, LLC	-	-	-	-	-
MPC 2020 Energy Fund I, LLC	-	-	-	-	-
MPC 2021 Energy Fund I, LLC	-	-	-	-	-

The balance of tax credit investments recognized in the Combined Balance Sheet as of December 31, 2025 and December 31, 2024, was $3,404,000 and $3,794,000, respectively. The Company recognized $0 and $75,000 in tax credits and other tax benefits during 2025 and 2024, respectively. Net Investment Income was impacted by income receipts of $421,000 during the year.

There are no additional commitments or contingent commitments related to the tax credit investments. No tax credit investments are currently subject to any regulatory reviews and there were no significant modifications or events that resulted in any change in the nature of the investment or a change in the relationship with the underlying projects for investments in scope. The Company does not have any tax credit investments with a recognized other-than temporary impairment.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments

Assets and liabilities recorded at fair value in the accompanying combined statutory-basis balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy of inputs is as follows:

Level Input	Input Definition

Level 1	Inputs that are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.
Level 2	Inputs other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with market data at the measurement date.
Level 3	Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The following tables summarize fair value measurements by level, measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2025
Assets at Fair Value:
Issuer credit obligations
Corporate Bonds (Unaffiliated)	$-	$-	$44	$44
Single Entity Backed Obligations (Unaffiliated)	-	-	4,983	4,983
SVO-Identified Bond Exchange Traded Funds - Fair Value	48,532	-	-	48,532

Total - Issuer Credit Obligations	48,532	-	5,027	53,559

Asset-Backed Securities
Non-Agency Residential Mortgage Backed Securities (Unaffiliated)	-	3,676	-	3,676
Subtotals - Financial Asset-Backed Securities - Self-Liquidating	-	3,676	-	3,676
Total - Asset Backed Securities	-	3,676	-	3,676
Total Long-Term Bonds (Issuer Credit Obligations and Asset-Backed Securities)	48,532	3,676	5,027	57,235

Preferred stocks – unaffiliated	6,083	27,588	-	33,671
Common stocks – unaffiliated	506,011	-	38,726	544,737
Cash equivalents	195,654	-	-	195,654
Derivatives	-	7,923	-	7,923
Securities lending reinvested collateral assets	-	5,318	-	5,318
Separate accounts	51,901	-	-	51,901
Total	$808,181	$44,505	$43,753	$896,439

Liabilities at Fair Value:
Deposit Type Contracts	803,659	239,929	-	1,043,588
Derivatives	-	3,013	-	3,013
Total	$803,659	$242,942	$-	$1,046,601

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2024
Assets at Fair Value:
Bonds:
Corporate securities	$-	$-	$-	$-
Residential mortgage-backed securities	-	1,898	-	1,898
Other asset-backed securities	-	1,364	-	1,364
SVO identified funds	46,756	-	-	46,756
Total Bonds	46,756	3,262	-	50,018

Preferred stocks – unaffiliated	18,948	-	-	18,948
Common stocks – unaffiliated	404,915	-	31,906	436,821
Cash equivalents	210,867	-	-	210,867
Derivatives	-	4,064	-	4,064
Securities lending reinvested collateral assets	-	13,552	-	13,552
Separate accounts	50,644	-	-	50,644
Total	$732,130	$20,878	$31,906	$784,914

Liabilities at Fair Value:
Deposit Type Contracts	$724,832	$243,051	$-	$967,883
Derivatives	-	701	-	701
Total	$724,832	$243,752	$-	$968,584

There have been no changes in valuation techniques and inputs used in determining the fair values for Level 2 and Level 3 securities. Fair values for Level 2 securities are determined from prices obtained from various pricing sources. Fair values for Level 3 securities, since there are no observable inputs, are based on management’s judgment, based on information provided by the issuer, or based on information provided by a pricing service. The Company had no investments for which it was not practicable to estimate fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred into or out of level 3. Transfers into Level 3 occur because the price provided by the pricing service, issuer, or management could not be supported by observable outputs. Transfers out of Level 3 occur because the price provided by the pricing service, issuer, or management could be supported by observable inputs.

The following table summarizes the changes in fair value during 2025 and 2024 for the Level 3 assets disclosed above:

	Beginning Balance	Transfers In (Out)	Net Gain (Loss) Included in Income/ Surplus	Net Purchases (Sales)	Ending Balance
	(In Thousands)
2025
Corporate Bonds	$-	$57	$(13)	$-	$44
Single Entity Backed Obligations (Unaffiliated)	-	12,102	(7,340)	221	4,983
Common stocks – unaffiliated	31,906	-	-	6,820	38,726
Total	$31,906	$12,159	$(7,353)	$7,041	$43,753

2024
Corporate Bonds	$17	$-	$(17)	$-	$-
Preferred stocks – unaffiliated	155	-	-	(155)	-
Common stocks – unaffiliated	18,898	-	-	13,008	31,906
Total	$19,070	$-	$(17)	$12,853	$31,906

Transfers to or from Level 3 are generally recognized at the end of the reporting period. Issuer Credit Obligations, 12498#AA8 CBD Ground Lease 2014-A, 12498*AA2 CBD Ground Lease SP 2014-A and 882918AA3, Thames Water Util Ltd, transferred into Level 3 during the period and is now carried at fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The tables below reflect the fair values and admitted values of all admitted assets that are financial instruments as of December 31, 2025 and 2024:

	Fair Value	Admitted Assets	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2025
Issuer credit obligations
U.S. Government Obligations	$207,740	$210,361	$-	$207,740	$-
Other U.S. Government Obligations	94,256	96,731	-	94,256	-
Non-U.S. Sovereign Jurisdiction Securities	18,592	19,974	-	18,592	-
Municipal Bonds - General Obligations (Direct & Guaranteed)	320,962	314,862	-	319,652	1,310
Municipal Bonds - Special Revenue	686,778	699,666	-	686,778	-
Project Finance Bonds Issued by Operating Entities (Unaffiliated)	88,757	92,600	-	51,702	37,055
Corporate Bonds (Unaffiliated)	3,774,359	3,895,013	-	2,583,389	1,190,970
Single Entity Backed Obligations (Unaffiliated)	459,248	462,858	-	33,065	426,183
SVO-Identified Bond Exchange Traded Funds - Fair Value	48,532	48,532	48,532	-	-
Bonds Issued from SEC-Registered Business Development Corps, Closed End Funds & REITS (Unaffiliated)	10,000	10,000	-	-	10,000
Other Issuer Credit Obligations (Unaffiliated)	2,434	2,322	-	2,434	-

Total - Issuer Credit Obligations	5,711,658	5,852,919	48,532	3,997,608	1,665,518

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

	Fair Value	Admitted Assets	Level 1	Level 2	Level 3
		(In Thousands)
Asset-Backed Securities
Agency Residential Mortgage Backed Securities - Guaranteed	156,474	151,800	-	156,474	-
Agency Commercial Mortgage Backed Securities - Guaranteed	283,443	280,119	-	283,443	-
Agency Residential Mortgage Backed Securities - Not/Partially Guaranteed	91,456	90,406	-	91,456	-
Agency Commercial Mortgage Backed Securities - Not/Partially Guaranteed	56,189	64,300	-	56,189	-
Non-Agency Residential Mortgage Backed Securities (Unaffiliated)	509,925	511,508	-	509,925	-
Non-Agency Commercial Mortgage Backed Securities (Unaffiliated)	259,922	262,149	-	253,915	6,007
Non-Agency CLOs/CBOs/CDOs (Unaffiliated)	356,618	355,589	-	356,618	-
Other Financial Asset-Backed Securities - Self-Liquidating (Unaffiliated)	116,662	117,242	-	116,662	-
Subtotals - Financial Asset-Backed Securities - Self-Liquidating	1,830,689	1,833,113	-	1,824,682	6,007

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

	Fair Value	Admitted Assets	Level 1	Level 2	Level 3
	(In Thousands)
Non-Financial Asset-Backed
Securities - Practical Expedient
Lease Backed Transactions (Practical Expedient) (Unaffiliated)	132,054	132,492	-	132,053	-
Other Non-Financial Asset-Backed
Securities (Practical Expedient) (Unaffiliated)	228,340	228,328	-	226,071	2,269
Subtotals - Non-Financial Asset-Backed
Securities - Practical Expedient	360,394	360,820	-	358,124	2,269

Total - Asset Backed Securities	2,191,083	2,193,933	-	2,182,806	8,276

Total Long-Term Bonds (Issuer Credit Obligations and Asset-Backed Securities	7,902,741	8,046,852	48,532	6,180,414	1,673,794

Preferred stocks - unaffiliated	34,178	34,178	6,083	27,588	507
Common stocks - unaffiliated	544,737	544,737	506,010	-	38,726
Mortgage loans	537,423	545,107	-	-	537,423
Cash equivalents	195,654	195,654	195,654	-	-
Short term investments	2,577	2,577	-	2,577	-
Other invested assets - unaffiliated	43,036	49,245	-	19,283	23,753
Other invested assets - affiliated	-	-	-	-	-
Derivatives	7,923	7,923	-	7,923	-
Securities lending reinvested collateral assets	5,318	5,318	-	5,318	-
Separate accounts	51,901	51,901	51,901	-	-
Total	$9,325,488	$9,483,492	$808,180	$6,243,103	$2,274,203

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

	Fair Value	Admitted Assets	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2024
U.S. government and its agencies	$35,073	$38,944	$-	$35,073	$-
States and political subdivisions	1,204,882	1,245,322	-	1,203,160	1,722
Corporate securities	4,053,980	4,288,258	-	2,800,071	1,253,909
Residential mortgage-backed securities	702,352	725,263	-	702,352	-
Commercial mortgage-backed securities	456,310	473,454	-	447,505	8,805
Other asset-backed securities	1,159,766	1,178,529	-	731,925	427,841
SVO identified funds	46,756	46,756	46,756	-	-
Total bonds	7,659,119	7,996,526	46,756	5,920,086	1,692,277

Preferred stocks - unaffiliated	19,455	19,455	18,948	-	507
Common stocks - unaffiliated	436,820	436,821	404,914	-	31,906
Mortgage loans	391,992	422,216	-	-	391,992
Cash equivalents	210,867	210,867	210,867	-	-
Other invested assets - unaffiliated	12,342	135,950	-	12,342	-
Other invested assets - affiliated	74,392	74,392	-	-	74,392
Derivatives	4,064	4,064	-	4,064	-
Securities lending reinvested collateral assets	13,552	13,552	-	13,552	-
Separate accounts	50,644	50,644	50,644	-	-
Total	$8,873,247	$9,364,487	$732,129	$5,950,044	$2,191,074

The Company has no investments for which it was not practicable to estimate fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes

COUNTRY Life and COUNTRY Investors will file a consolidated federal income tax return for 2025 with its parent, Illinois Agricultural Holding Company (IAHC) and subsidiaries. There was an amount due from IAHC for income taxes at December 31, 2025 of $24,605,000. The Company has a written agreement, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. As provided in Internal Revenue Service Regulation Section 1.1552-1(a)(2) as supplemented by the methodology in Section 1.1502-33(d)(3), allocation of the consolidated tax liability to each company of the consolidated group is based upon that company’s separate return liability provided however that intercompany transactions which are deferred under a consolidated return, as well as losses incurred and credits utilized by the consolidated group shall be recognized. Such provisions shall be applied taking into account the subgroup method set forth in Treasury Regulation Section 1.1502-47 and the related limitations on utilizing a loss from a life or nonlife subgroup, as applicable, against the income of the other subgroup. Intercompany tax balances are settled within 30 days of the filing of the applicable estimated or actual consolidated federal income tax return. At December 31, 2025, COUNTRY Life and COUNTRY Investors, the life company subgroup, has federal and state income taxes receivable of $743,000 for amended return periods prior to joining the IAHC consolidated group tax returns.

The Company has no operating loss, net capital loss, or tax credit carryforwards for 2025 and 2024.

The components of the net admitted DTAs at December 31 are as follows:

	2025	2024	Change
	(In Thousands)
Gross deferred tax assets:
Capital	$7,526	$6,889	$637
Ordinary	173,833	169,529	4,304
Adjusted gross deferred tax assets:
Capital	7,526	6,889	637
Ordinary	173,833	169,529	4,304
Deferred tax liabilities:
Capital	79,100	70,891	8,209
Ordinary	31,564	34,293	(2,729)
Net deferred tax assets	70,695	71,234	(539)
Deferred tax assets nonadmitted:
Ordinary	25,843	27,777	(1,934)
Net admitted deferred tax assets (liabilities):
Capital	(71,574)	(64,002)	(7,572)
Ordinary	116,426	107,459	8,967
	$44,852	$43,457	$1,395

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

Nonadmitted DTAs decreased $1,934,000 in 2025 and decreased $4,220,000 in 2024, respectively.

There were no unrecognized deferred tax liabilities in 2025 or 2024.

The Company has not utilized tax planning strategies in determining its admitted DTAs during 2025 or 2024.

The detailed amounts of each component of the calculation of SSAP No. 101 are as follows:

	December 31
	2025	2024
	(In Thousands)
FIT recoverable through carryback – capital	$1,423	$-
Gross DTAs allowed per limitation threshold – ordinary	37,551	37,502
Gross DTAs allowed per limitation threshold – capital	5,878	5,955
Gross DTAs offset by gross DTLs – ordinary	110,439	104,250
Gross DTAs offset by gross DTLs – capital	225	934
Total admitted DTA	$155,516	$148,641

The authorized control level risk-based capital (RBC) ratio used to determine the recovery period and threshold limitation was 1,276% and 1,333% in 2025 and 2024, respectively, and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation was $2,122,326,000 and $1,980,860,000 in 2025 and 2024, respectively. Using a 15% ratio, the threshold limitation was $318,349,000 and $297,129,000 in 2025 and 2024, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows:

	2025	2024	Change
	(In Thousands)
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$97,414	$100,657	$(3,243)
Deferred acquisition costs	53,941	50,665	3,276
Policyholder dividend accrual	20,118	16,407	3,711
Section 807(f) adjustments	269	577	(308)
Other (items less than $1,000,000)	2,091	1,223	868
Total ordinary deferred tax assets	173,833	169,529	4,304
Non-admitted deferred tax assets	(25,843)	(27,777)	1,934
Admitted ordinary deferred tax assets	147,990	141,752	6,238
Capital:
Investments	7,526	6,601	925
Real estate	-	1	(1)
Other	-	287	(287)
Total capital deferred tax assets	7,526	6,889	637
Non-admitted deferred tax assets	-	-	-
Admitted capital deferred tax assets	7,526	6,889	637
Admitted deferred tax assets	155,516	148,641	6,875
Deferred tax liabilities:
Ordinary
Deferred and uncollected premium	31,485	31,600	(115)
TCJA reserves transition (2018-2025)	-	2,568	(2,568)
Other	79	125	(46)
Total ordinary deferred tax liabilities	31,564	34,293	(2,729)
Capital:
Investments	78,427	70,630	7,797
Real estate	10	-	10
Other	663	261	402
Total capital deferred tax liabilities	79,100	70,891	8,209
Deferred tax liabilities	110,664	105,184	5,480
Net deferred tax assets	$44,852	$43,457	$1,395

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The components of income tax expense and the change in deferred tax assets and deferred tax liabilities for the years ended December 31 are as follows:

	2025	2024
	(In Thousands)
Change in deferred tax assets	$(4,942)	$(6,297)
Change in deferred tax liabilities	5,480	8,440
Net change in deferred taxes	538	2,143
Less unrealized gain	(11,242)	(4,431)
Net change in deferred taxes	(10,704)	(2,288)
Current income tax expense	34,812	35,591
Current income tax expense (benefit) on net capital gains	1,323	(7,299)
Income tax expense and change in deferred taxes	$25,431	$26,004

The Company’s income tax expense and change in deferred taxes differ from the amount obtained by applying the federal statutory rate of 21% for 2025 and 2024 to income before federal income taxes for the following reasons:

	2025	2024
	(In Thousands)
Expected federal income tax expense	$32,295	$40,677
Tax-exempt income	(481)	(520)
Change in non-admitted assets	(1,603)	(20)
Release of IMR	(1,788)	(10,966)
Prior year true-ups	(607)	(1,469)
Dividends received deduction	(2,351)	(1,708)
Other, net	(34)	10
Income tax expense and change in deferred taxes	$25,431	$26,004

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The Company did not recognize any liability for uncertain tax benefits. COUNTRY Life files tax returns in the U.S. federal jurisdictions and several state jurisdictions. As of 2025, the tax years that remain subject to examination begin with 2016.

The Company recognizes interest and penalties related to unrecognized income tax benefits in its provision for income taxes. During the year, the Company recorded interest received of $1,099,000 and $1,000 in 2025 and 2024, respectively. The Company recorded no penalties in 2025 and 2024, respectively.

COUNTRY Life Insurance Company did not recognize any liability for unrecognized tax benefits and does not expect the unrecognized tax positions to change significantly over the next twelve months.

The Inflation Reduction Act was enacted on August 16, 2022. The Company has determined that it is not an applicable corporation for purposes of the Corporate Alternative Minimum Tax (CAMT) for 2025 and, therefore, its CAMT liability is zero.

6. Accident and Health Claim Reserves

The following table provides a reconciliation of the beginning and ending reserve balances for accident and health claim reserves included in policy reserves on the accompanying combined statutory-basis balance sheets as of December 31:

	2025	2024
	(In Thousands)
Claim reserve at beginning of year	$112,833	$115,491
Add provision for claims occurring in:
Current year	153,290	134,070
Prior years	(6,467)	(7,396)
Incurred losses during the current year	146,823	126,674

Deduct payments for claims occurring in:
Current year	112,840	99,901
Prior years	29,123	29,431
Claim payments during the current year	141,963	129,332
Claim reserve at end of year	$117,693	$112,833

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

7. Reinsurance

In the normal course of business, the Company assumes and cedes reinsurance with nonaffiliated insurance companies. Reinsurance provides greater diversification of business and limits the maximum net loss potential arising from large claims. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer would be unable to meet its obligations, the Company would be liable. A summary of the Company’s reinsurance with nonaffiliates as of and for the years ended December 31 is as follows:

	2025	2024
	(In Thousands)
Assumed:
Premiums earned	$62,303	$59,897
Benefits for policyholders and beneficiaries	66,987	57,210
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	2,094	2,044

Ceded:
Premiums earned	118,655	111,681
Benefits for policyholders and beneficiaries	158,031	149,585
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	9,954	10,217
Policy services	1,724,611	1,764,659
Policy and contract claims	7,348	8,419

8. Related Party Transactions

The Company is a member of an insurance holding company group that consists of six insurance companies in addition to several noninsurance entities. The ultimate controlling company is the IAA. Control among group members is maintained through a combination of factors, including common management, interlocking boards of directors, and stock ownership.

The Company is a party to a service agreement with CC Services, Inc., an affiliate, whereby CC Services, Inc. provides all necessary management and operational services required to run its business, market its products, and service its policyholders. Expenses incurred by CC Services, Inc. are then shared among the Company and other members of the insurance holding company group on a basis that management believes is fair and which is consistently applied according to statutory accounting guidance. The cost of services provided to the Company from CC Services, Inc. totaled $135,173,000 and $130,752,000 in 2025 and 2024, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

8. Related Party Transactions (continued)

On December 18, 2017, the Company entered into a credit agreement with CC Services, Inc. (CCSI), whereby the Company agreed to provide access to loans in the aggregate of $100,000,000. On October 1, 2024 the credit agreement was amended and the aggregate loan amount was increased to from $100,000,000 to $200,000,000. The per annum rate at which interest is payable also increased from 1.50% to 2.00% and the maturity date was extended from December 18, 2027 to December 18, 2037. On February 27, 2025, CCSI borrowed an additional $40,000,000 from the Company. As of December 31, 2025 and December 31, 2024, $110,000,000 and $70,000,000, respectively, was lent to CCSI under the agreement. Interest is payable quarterly based on, one, the outstanding loan balances which accrue at 2.00% per annum plus variable rates based on the ten-year US Treasury rates, and, two, the daily unused portion of the $200,000,000 aggregate commitment which accrues at a set rate of 0.05%. Rates on the outstanding loan balance ranged from 6.12% to 6.57% in 2025. The Company has recorded $6,526,000 of interest income related to the credit agreement in 2025. The credit agreement is scheduled to end on December 18, 2037, at which time CCSI is required to repay to the Company the aggregate principal amount of all loans outstanding at that time.

In 2024, COUNTRY Life recorded bond acquisitions of $3,774,000 and bond disposals of $16,934,000 with an affiliate, COUNTRY Mutual Insurance Company. These transactions were processed through outside investment brokers in the normal course of business operations for the Company. No such transactions occurred in 2025.

9. Notes Payable

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC). This membership allows the Company to meet two separate strategies: first, to utilize a line of credit to meet short term operational cash needs; and second, to utilize borrowed funds to invest in higher yielding securities to maximize net investment income.

The Company has determined its maximum borrowing capacity as $1,350,055,000 based upon potential acquisition of FHLBC capital stock, as approved by the Company’s Board. The Company had Membership Stock – Class B of $1,596,000 and $1,553,000 as of December 31, 2025 and 2024. The Company had $25,040,000 and $21,506,000 of Activity Stock at December 31, 2025 and 2024. There was no Membership Stock – Class B eligible for redemption in 2025 or 2024.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9. Notes Payable (continued)

Under the FHLBC agreements, the Company is required to fund a collateral deposit account for the benefit of the lender. Securities, subject to valuation by the lender, in the collateral deposit account are required to be maintained in an amount at least equal to the outstanding loan principal.

The amount of collateral pledged as of December 31, 2025 is as follows:

	Fair	Carrying
	Value	Value
	(In Thousands)

Total collateral pledged	$707,147	$701,320
Maximum collateral pledged	707,147	701,320

The amount of collateral pledged as of December 31, 2024 is as follows:

	Fair	Carrying
	Value	Value
	(In Thousands)

Total collateral pledged	$588,394	$598,670
Maximum collateral pledged	588,394	598,670

As of December 31, 2025, the Company had outstanding loans with a carrying value and face value of $546,915,000 due to the FHLB (Spread Program). The outstanding loans were issued on October 22, 2020, February 25, 2021, March 9, 2021, March 30, 2021, April 21, 2021, April 28, 2021, May 5, 2021, July 28, 2021, August 20, 2021, September 23, 2021, October 19, 2021, October 20, 2021, October 22, 2021, October 27, 2021, January 19, 2022, January 26, 2022, March 1, 2022, March 24, 2022, April 27, 2022, June 15, 2022, June 16, 2022, October 27, 2022, November 17, 2022, June 9, 2023, October 20, 2023, February 15, 2024, April 24, 2024, May 16, 2024, June 6, 2024, July 2, 2024, July 30, 2024, August 29, 2024, October 9, 2024, October 16, 2024, November 15, 2024, December 17, 2024, December 19, 2024, January 22, 2025, February 13, 2025, February 18, 2025, March 28, 2025, April 15, 2025, July 16, 2025, July 17, 2025, August 14, 2025, October 2, 2025, October 8, 2025, October 15, 2025, October 22, 2025, November 12, 2025, November 20, 2025, November 25, 2025, December 16, 2025, December 19, 2025, and December 24, 2025. Interest of $24,346,000 was paid during 2025.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9. Notes Payable (continued)

As of December 31, 2024, the Company had outstanding loans with a carrying value and face value of $464,420,000, due to the FHLBC. The outstanding loans were issued on October 22, 2020, February 23, 2021, February 25, 2021, March 3, 2021, March 9, 2021, March 30, 2021, April 21, 2021, April 28, 2021, May 5, 2021, June 3, 2021, July 13, 2021, July 28, 2021, August 20, 2021, September 23, 2021, October 19, 2021, October 20, 2021, October 22, 2021, October 27, 2021, January 19, 2022, January 26, 2022, March 1, 2022, March 24, 2022, April 27, 2022, June 15, 2022, June 16, 2022, August 15, 2022, September 22, 2022, September 29, 2022, October 27, 2022, November 17, 2022, March 23, 2023, June 9, 2023, October 20, 2023, February 15, 2024, April 24, 2024, April 30, 2024, May 16, 2024, June 6, 2024, June 17, 2024, July 2, 2024, July 30, 2024, August 29, 2024, October 9, 2024, October 16, 2024, November 15, 2024, December 17, 2024, December 19, 2024. Interest of $24,722,000 was paid during 2024.

The Company also has a line of credit with FHLBC. At December 31, 2025 and 2024, the Company’s line of credit had a balance of $45,000,000 and $48,000,000, respectively. Interest of $1,530,000 and $1,554,000 was paid during 2025 and 2024, respectively. The effective annual interest rate, and the annual rate at which interest accrued on the loans and the line of credit was 1.01% to 5.20% during 2025 and 0.70% to 6.10% during 2024. As of December 31, 2025 and 2024 the Company had $63,452,000 and $26,085,000, respectively, of unused lines of credit with FHLBC.

The loans are classified as funding agreements under SSAP 52 and is subject to prepayment penalties. The line of credit is classified as debt under SSAP 15 and is not subject to prepayment penalties.

In order to minimize the impact of large dollar transactions and achieve efficiencies in the management of cash, the Company has established a revolving line of credit with its insurance affiliate Cotton States Life Insurance Company (Cotton States). At December 31, 2025 and 2024, the Company had an outstanding loan with a carrying value and face value of $0, due to Cotton States. Debt and related interest issued under this arrangement is settled within 30 days following the end of a quarter - March 31, June 30, September 30, December 31. Interest on the line of credit is calculated daily based on the ending loan balance. The effective annual interest rate, and the annual rate at which interest accrued, fluctuated between 4.19% and 4.22% during 2025 and 5.16% and 5.41% during 2024. No interest was paid during 2025 or 2024.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

10. Benefit Plans

The Company provides certain health care and life insurance benefits (postretirement benefits) for retirees and fully eligible employees who reached retirement age while working for the Company, which are funded on a pay-as-you-go basis. Subsequent to providing this benefit, all the Company employees were transferred to CC Services, Inc., and future earned benefits are a part of the overall CC Services, Inc. cost allocation. Life insurance benefits are generally set at a fixed amount and are not significant to the Company’s statutory-basis financial statements.

The Company also sponsors a postretirement health plan (the Plan) that covers the Company’s retirees. The Plan provides medical benefits prior to and subsequent to Medicare eligibility. The Plan is contributory, with retiree contributions adjusted when the retiree or spouse becomes eligible for Medicare.

The postretirement benefit plan has an accumulated postretirement obligation of $800,000 and $833,000 at December 31, 2025 and 2024, respectively, and no plan assets at both December 31, 2025 and 2024. The plan is underfunded at December 31, 2025 and 2024.

The weighted-average assumptions used to determine net periodic benefit costs were 5.44% and 4.87% for the years ended December 31, 2025 and 2024, respectively. The weighted-average assumptions used to determine the projected benefit obligations were 4.97% and 5.44% for the years ended December 31, 2025 and 2024, respectively.

The Company does not have any regulatory contribution requirements for 2025 and currently does not intend to make voluntary contributions to the Plan for 2025 in the following calendar year.

11. Capital and Surplus

Life/health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2025, the Company meets the RBC requirements.

The payment of dividends by the Company to IAHC is limited and can only be made from earned profits unless prior approval is received from the Department. The maximum amount of dividends that may be paid by the Company without prior approval of the Department is also subject to restrictions relating to statutory surplus and net income.

The Company paid dividends to IAHC totaling $32,000,000 and $21,200,000 on May 7, 2025 and May 7, 2024, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

12. Commitments and Contingencies

In the normal course of business, the Company is involved in policy-related and non-policy-related litigation. In the opinion of the Company’s management, based on the advice of counsel, any potential settlements are either adequately provided for in the accompanying combined statutory-basis financial statements or would not have a material impact on the statutory-basis financial statements.

In accordance with the terms of its investments in certain joint ventures, the Company has given a commitment to provide $321,744,000 and $194,132,000 of additional capital contributions at December 31, 2025 and 2024, respectively.

In connection with the service agreement with CC Services, Inc., the Company has given a guarantee on credit agreements held by CC Services, Inc. from Commerce Bank for the total amount of extensions of credit outstanding at the time the request for payment is made, not to exceed the limit of $2,980,000.

13. Subsequent Events and Reconciliation to Statutory Annual Statement

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet dates. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

CC Services, Inc. gave notice to the Company of its intent to borrow $25,000,000 on its credit agreement with the Company on April 17, 2026. This was subsequently settled on April 21, 2026.

Management has evaluated subsequent events through the issuance of these financial statements on April 23, 2026, and has determined that there have been no other events or transactions that have occurred during this period that materially impacted the amounts or disclosures in the Company’s financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of

COUNTRY Investors Life Assurance Company and

COUNTRY Investors Variable Life Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise COUNTRY Investors Variable Life Account (the Accounts) as of December 31, 2025, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2025, and the results of their operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on the Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Forvis Mazars LLP

We have served as the Accounts’ auditor since 2024.

West Des Moines, Iowa

April 30, 2026

Appendix

Subaccounts comprising COUNTRY Investors Variable Life Account

Subaccounts
BNY Mellon VIF Appreciation Portfolio - Initial Shares
BNY Mellon VIF Growth & Income Portfolio - Initial Shares
BNY Mellon VIF Small Cap Portfolio - Initial Shares
CVT EAFE International Index Portfolio - Class F
CVT Russell 2000® Small Cap Index Portfolio
CVT Russell 2000® Small Cap Index Portfolio - Class F
CVT S&P MidCap 400 Index Portfolio
CVT S&P MidCap 400 Index Portfolio - Class F
DWS Global Small Cap VIP - Class A
Federated Hermes Government Money Fund II - Service Shares
Federated Hermes Managed Volatility Fund II - Primary Shares
Federated Hermes Quality Bond Fund II - Primary Shares
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Growth & Income Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP High Income Portfolio - Service Class 2
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Service Class 2
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP Overseas Portfolio - Initial Class
Fidelity® VIP Real Estate Portfolio - Service Class 2
Franklin Global Real Estate VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2
Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2
Franklin U.S. Government Securities VIP Fund - Class 2
Templeton Growth VIP Fund - Class 2
LVIP American Century Capital Appreciation Fund – Standard II
LVIP American Century Inflation Protection Fund – Standard II
LVIP American Century Ultra Fund – Standard II
LVIP JPMorgan Mid Cap Value Fund - Standard
LVIP JPMorgan Small Cap Core Fund - Service
LVIP JPMorgan Small Cap Core Fund - Standard
T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Moderate Allocation Portfolio
T. Rowe Price International Stock Portfolio

COUNTRY Investors Variable Life Account

Statements of Assets and Liabilities

December 31, 2025

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation	Total net			Accumulation
Subaccount	value	units	assets	Cost	Shares owned	units outstanding
BNY Mellon VIF Appreciation Portfolio - Initial Shares	$252,678	$252,678	$252,678	$264,324	7,504.55	3,552.83
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	137,165	137,165	137,165	106,174	3,448.09	1,567.46
BNY Mellon VIF Small Cap Portfolio - Initial Shares	83,491	83,491	83,491	76,889	1,739.39	2,456.78
CVT EAFE International Index Portfolio - Class F	203,594	203,594	203,594	151,443	1,683.29	5,977.27
CVT Russell 2000® Small Cap Index Portfolio	222,564	222,564	222,564	193,225	2,456.02	4,449.12
CVT Russell 2000® Small Cap Index Portfolio - Class F	13,154	13,154	13,154	11,852	147.62	249.27
CVT S&P MidCap 400 Index Portfolio	162,679	162,679	162,679	145,859	1,276.62	2,353.97
CVT S&P MidCap 400 Index Portfolio - Class F	7,230	7,230	7,230	7,372	57.13	229.91
DWS Global Small Cap VIP - Class A	17,250	17,250	17,250	15,064	1,490.92	337.27
Federated Hermes Government Money Fund II - Service Shares	149,299	149,299	149,299	149,299	149,299.11	12,571.03
Federated Hermes Managed Volatility Fund II - Primary Shares	97,005	97,005	97,005	92,891	9,327.44	3,763.98
Federated Hermes Quality Bond Fund II - Primary Shares	305,423	305,423	305,423	304,968	28,867.91	20,102.50
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,465,879	1,465,879	1,465,879	1,106,141	24,476.18	12,792.71
Fidelity® VIP Contrafund® Portfolio - Service Class 2	112,406	112,406	112,406	99,499	1,976.89	995.46
Fidelity® VIP Growth & Income Portfolio - Initial Class	102,722	102,722	102,722	76,312	3,080.11	1,285.79
Fidelity® VIP Growth Portfolio - Initial Class	329,321	329,321	329,321	303,894	3,370.05	2,974.76
Fidelity® VIP Growth Portfolio - Service Class 2	53,813	53,813	53,813	51,913	579.38	456.46
Fidelity® VIP High Income Portfolio - Service Class 2	16,109	16,109	16,109	16,438	3,494.29	483.17
Fidelity® VIP Index 500 Portfolio - Initial Class	1,623,352	1,623,352	1,623,352	772,247	2,459.14	18,312.99
Fidelity® VIP Index 500 Portfolio - Service Class 2	460,188	460,188	460,188	243,235	707.75	4,665.42
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	860,427	860,427	860,427	939,748	75,741.80	57,820.94
Fidelity® VIP Mid Cap Portfolio - Service Class 2	675,128	675,128	675,128	650,173	19,196.14	8,735.11
Fidelity® VIP Overseas Portfolio - Initial Class	385,953	385,953	385,953	347,035	14,024.44	9,915.07
Fidelity® VIP Real Estate Portfolio - Service Class 2	58,562	58,562	58,562	59,044	3,361.80	1,239.78
Franklin Global Real Estate VIP Fund - Class 2	252,228	252,228	252,228	260,750	19,312.99	12,095.69
Franklin Mutual Shares VIP Fund - Class 2	181,541	181,541	181,541	191,025	11,275.84	4,447.14
Franklin Small Cap Value VIP Fund - Class 2	365,929	365,929	365,929	338,002	26,382.75	6,051.14
Franklin Small-Mid Cap Growth VIP Fund - Class 2	110,286	110,286	110,286	112,882	7,706.94	1,925.72
Franklin U.S. Government Securities VIP Fund - Class 2	50,065	50,065	50,065	53,053	4,768.05	3,030.36
Templeton Growth VIP Fund - Class 2	73,024	73,024	73,024	57,821	5,160.74	2,282.40
LVIP American Century Capital Appreciation Fund – Standard II	52,693	52,693	52,693	51,337	3,475.77	795.87
LVIP American Century Inflation Protection Fund – Standard II	8,261	8,261	8,261	9,178	915.14	480.90
LVIP American Century Ultra Fund – Standard II	93,354	93,354	93,354	73,294	2,964.01	890.41
LVIP JPMorgan Mid Cap Value Fund - Standard	266,762	266,762	266,762	303,097	29,600.78	4,013.28

See accompanying notes, including note 6 which includes per unit information.

3

COUNTRY Investors Variable Life Account

Statements of Assets and Liabilities (continued)

December 31, 2025

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual					Accumulation
	funds, at fair	Accumulation	Total net			units
Subaccount	value	units	assets	Cost	Shares owned	outstanding
LVIP JPMorgan Small Cap Core Fund - Service	$56,176	$56,176	$56,176	$52,193	2,599.55	871.62
LVIP JPMorgan Small Cap Core Fund - Standard	252,578	252,578	252,578	237,627	11,509.08	4,294.66
T. Rowe Price All-Cap Opportunities Portfolio	974,704	974,704	974,704	901,842	24,576.51	7,309.78
T. Rowe Price Equity Income Portfolio	1,104,737	1,104,737	1,104,737	1,029,889	38,212.97	20,568.75
T. Rowe Price Moderate Allocation Portfolio	191,404	191,404	191,404	176,827	8,533.37	4,283.62
T. Rowe Price International Stock Portfolio	570,665	570,665	570,665	554,053	35,890.89	16,261.66

See accompanying notes, including note 6 which includes per unit information.

4

COUNTRY Investors Variable Life Account

Statements of Operations

Year Ended December 31, 2025

			Realized gain (loss) on
	Income		investments
						Change in
						unrealized
			Realized gain		Net realized	appreciation/	Net increase in
		Net investment	(loss) on sale of	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	income	fund shares	distributions	investments	investments	operations
BNY Mellon VIF Appreciation Portfolio - Initial Shares	$877	$877	$(2,207)	$35,495	$33,288	$(10,881)	$23,284
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	565	565	952	9,609	10,561	8,671	19,797
BNY Mellon VIF Small Cap Portfolio - Initial Shares	575	575	(1,254)	-	(1,254)	9,528	8,849
CVT EAFE International Index Portfolio - Class F	4,703	4,703	3,698	-	3,698	40,313	48,714
CVT Russell 2000® Small Cap Index Portfolio	3,290	3,290	2,968	10,704	13,672	8,393	25,355
CVT Russell 2000® Small Cap Index Portfolio - Class F	194	194	8	631	639	222	1,055
CVT S&P MidCap 400 Index Portfolio	1,739	1,739	4,702	10,472	15,174	(6,170)	10,743
CVT S&P MidCap 400 Index Portfolio - Class F	76	76	60	458	518	(346)	248
DWS Global Small Cap VIP - Class A	180	180	(34)	889	855	1,945	2,980
Federated Hermes Government Money Fund II - Service Shares	5,380	5,380	-	-	-	-	5,380
Federated Hermes Managed Volatility Fund II - Primary Shares	2,348	2,348	(34)	1,432	1,398	2,265	6,011
Federated Hermes Quality Bond Fund II - Primary Shares	9,432	9,432	(597)	-	(597)	10,821	19,656
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,909	1,909	55,721	218,611	274,332	(3,467)	272,774
Fidelity® VIP Contrafund® Portfolio - Service Class 2	-	-	4,453	17,407	21,860	(1,920)	19,940
Fidelity® VIP Growth & Income Portfolio - Initial Class	1,474	1,474	4,494	8,967	13,461	3,420	18,355
Fidelity® VIP Growth Portfolio - Initial Class	906	906	13,456	40,344	53,800	(9,245)	45,461
Fidelity® VIP Growth Portfolio - Service Class 2	26	26	558	6,847	7,405	(591)	6,840
Fidelity® VIP High Income Portfolio - Service Class 2	1,034	1,034	(100)	-	(100)	581	1,515
Fidelity® VIP Index 500 Portfolio - Initial Class	17,595	17,595	126,113	8,122	134,235	92,740	244,570
Fidelity® VIP Index 500 Portfolio - Service Class 2	4,004	4,004	22,386	2,281	24,667	39,761	68,432
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	29,994	29,994	(21,996)	-	(21,996)	49,392	57,390
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,575	1,575	3,943	74,348	78,291	(10,686)	69,180
Fidelity® VIP Overseas Portfolio - Initial Class	5,972	5,972	8,450	33,221	41,671	19,750	67,393
Fidelity® VIP Real Estate Portfolio - Service Class 2	1,125	1,125	(310)	26	(284)	741	1,582
Franklin Global Real Estate VIP Fund - Class 2	3,372	3,372	(4,739)	-	(4,739)	19,778	18,411
Franklin Mutual Shares VIP Fund - Class 2	3,521	3,521	(1,265)	17,347	16,082	(704)	18,899
Franklin Small Cap Value VIP Fund - Class 2	3,647	3,647	(4,607)	28,442	23,835	(1,576)	25,906
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	-	(1,704)	6,261	4,557	(1,763)	2,794
Franklin U.S. Government Securities VIP Fund - Class 2	1,567	1,567	(481)	-	(481)	2,024	3,110
Templeton Growth VIP Fund - Class 2	603	603	(1,127)	5,177	4,050	9,845	14,498

See accompanying notes.

5

COUNTRY Investors Variable Life Account

Statements of Operations (continued)

Year Ended December 31, 2025

			Realized gain (loss) on
	Income		investments
						Change in
						unrealized
			Realized gain		Net realized	appreciation/	Net increase in
		Net investment	(loss) on sale of	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	income	fund shares	distributions	investments	investments	operations
LVIP American Century Capital Appreciation Fund – Standard II	$-	$-	$201	$8,452	$8,653	$(5,355)	$3,298
LVIP American Century Inflation Protection Fund – Standard II	642	642	(91)	-	(91)	(44)	507
LVIP American Century Ultra Fund – Standard II	-	-	13,532	8,369	21,901	(10,443)	11,458
LVIP JPMorgan Mid Cap Value Fund - Standard	2,951	2,951	(1,550)	28,349	26,799	(17,202)	12,548
LVIP JPMorgan Small Cap Core Fund - Service	228	228	388	4,355	4,743	73	5,044
LVIP JPMorgan Small Cap Core Fund - Standard	1,499	1,499	(368)	19,178	18,810	3,641	23,950
T. Rowe Price All-Cap Opportunities Portfolio	-	-	24,967	106,823	131,790	6,474	138,264
T. Rowe Price Equity Income Portfolio	16,826	16,826	6,612	104,918	111,530	9,073	137,429
T. Rowe Price Moderate Allocation Portfolio	4,242	4,242	1,522	8,190	9,712	11,545	25,499
T. Rowe Price International Stock Portfolio	10,662	10,662	8,509	46,828	55,337	24,003	90,002

See accompanying notes.

6

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2025

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized					Transfers	including	(decrease) in	Total
			Net realized	appreciation/	Net increase		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2024	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2025
BNY Mellon VIF Appreciation Portfolio - Initial Shares	$232,593	$877	$33,288	$(10,881)	$23,284	$7,247	$(1,473)	$-	$(9,528)	$555	$(3,199)	$20,085	$252,678
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	117,733	565	10,561	8,671	19,797	3,895	-	-	(4,185)	(75)	(365)	19,432	137,165
BNY Mellon VIF Small Cap Portfolio - Initial Shares	86,113	575	(1,254)	9,528	8,849	4,091	(12,651)	-	(2,880)	(31)	(11,471)	(2,622)	83,491
CVT EAFE International Index Portfolio - Class F	167,039	4,703	3,698	40,313	48,714	8,045	(405)	(10,926)	(4,742)	(4,131)	(12,159)	36,555	203,594
CVT Russell 2000® Small Cap Index Portfolio	212,258	3,290	13,672	8,393	25,355	9,951	(14,471)	(2,534)	(6,190)	(1,805)	(15,049)	10,306	222,564
CVT Russell 2000® Small Cap Index Portfolio - Class F	7,724	194	639	222	1,055	479	-	-	(361)	4,257	4,375	5,430	13,154
CVT S&P MidCap 400 Index Portfolio	172,426	1,739	15,174	(6,170)	10,743	8,172	(19,619)	(3,402)	(6,177)	536	(20,490)	(9,747)	162,679
CVT S&P MidCap 400 Index Portfolio - Class F	2,858	76	518	(346)	248	340	-	-	(332)	4,116	4,124	4,372	7,230
DWS Global Small Cap VIP - Class A	14,235	180	855	1,945	2,980	1,076	(587)	(93)	(354)	(7)	35	3,015	17,250
Federated Hermes Government Money Fund II - Service Shares	142,563	5,380	-	-	5,380	9,041	(4,507)	-	(4,354)	1,176	1,356	6,736	149,299
Federated Hermes Managed Volatility Fund II - Primary Shares	80,969	2,348	1,398	2,265	6,011	7,011	(2)	(1,223)	(4,848)	9,087	10,025	16,036	97,005
Federated Hermes Quality Bond Fund II - Primary Shares	276,439	9,432	(597)	10,821	19,656	19,239	(4,659)	(3,980)	(12,021)	10,749	9,328	28,984	305,423
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,290,106	1,909	274,332	(3,467)	272,774	33,226	(65,941)	(16,800)	(29,978)	(17,508)	(97,001)	175,773	1,465,879
Fidelity® VIP Contrafund® Portfolio - Service Class 2	94,144	-	21,860	(1,920)	19,940	3,857	(6,021)	(570)	(2,818)	3,874	(1,678)	18,262	112,406
Fidelity® VIP Growth & Income Portfolio - Initial Class	94,789	1,474	13,461	3,420	18,355	4,066	-	(9,673)	(4,299)	(516)	(10,422)	7,933	102,722
Fidelity® VIP Growth Portfolio - Initial Class	312,991	906	53,800	(9,245)	45,461	8,598	-	(22,071)	(9,591)	(6,067)	(29,131)	16,330	329,321

See accompanying notes.

7

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2025

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized					Transfers	including	(decrease) in	Total
			Net realized	appreciation/	Net increase		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2024	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2025
Fidelity® VIP Growth Portfolio - Service Class 2	$47,331	$26	$7,405	$(591)	$6,840	$1,667	$-	$-	$(1,858)	$(167)	$(358)	$6,482	$53,813
Fidelity® VIP High Income Portfolio - Service Class 2	14,055	1,034	(100)	581	1,515	1,651	(827)	(27)	(257)	(1)	539	2,054	16,109
Fidelity® VIP Index 500 Portfolio - Initial Class	1,544,557	17,595	134,235	92,740	244,570	41,444	(137,606)	(10,072)	(38,974)	(20,567)	(165,775)	78,795	1,623,352
Fidelity® VIP Index 500 Portfolio - Service Class 2	421,167	4,004	24,667	39,761	68,432	12,521	(6,594)	(15,827)	(10,589)	(8,922)	(29,411)	39,021	460,188
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	812,106	29,994	(21,996)	49,392	57,390	54,392	(29,470)	(21,813)	(50,004)	37,826	(9,069)	48,321	860,427
Fidelity® VIP Mid Cap Portfolio - Service Class 2	607,784	1,575	78,291	(10,686)	69,180	23,960	(4,598)	(5,759)	(22,102)	6,663	(1,836)	67,344	675,128
Fidelity® VIP Overseas Portfolio - Initial Class	336,821	5,972	41,671	19,750	67,393	18,273	(16,325)	(3,622)	(10,930)	(5,657)	(18,261)	49,132	385,953
Fidelity® VIP Real Estate Portfolio - Service Class 2	55,236	1,125	(284)	741	1,582	2,901	(495)	(3,058)	(1,373)	3,769	1,744	3,326	58,562
Franklin Global Real Estate VIP Fund - Class 2	233,699	3,372	(4,739)	19,778	18,411	11,890	(11,208)	(2,653)	(8,010)	10,099	118	18,529	252,228
Franklin Mutual Shares VIP Fund - Class 2	160,880	3,521	16,082	(704)	18,899	6,538	(17)	-	(4,793)	34	1,762	20,661	181,541
Franklin Small Cap Value VIP Fund - Class 2	342,083	3,647	23,835	(1,576)	25,906	15,023	(4,215)	(8,744)	(12,827)	8,703	(2,060)	23,846	365,929
Franklin Small-Mid Cap Growth VIP Fund - Class 2	110,938	-	4,557	(1,763)	2,794	3,776	-	-	(7,654)	432	(3,446)	(652)	110,286
Franklin U.S. Government Securities VIP Fund - Class 2	45,323	1,567	(481)	2,024	3,110	4,817	(591)	-	(2,696)	102	1,632	4,742	50,065
Templeton Growth VIP Fund - Class 2	61,988	603	4,050	9,845	14,498	3,876	(5,538)	-	(1,704)	(96)	(3,462)	11,036	73,024
LVIP American Century Capital Appreciation Fund – Standard II	48,732	-	8,653	(5,355)	3,298	2,002	-	-	(1,474)	135	663	3,961	52,693
LVIP American Century Inflation Protection Fund – Standard II	7,385	642	(91)	(44)	507	830	(423)	-	(123)	85	369	876	8,261

See accompanying notes.

8

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2025

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized					Transfers	including	(decrease) in	Total
			Net realized	appreciation/	Net increase		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2024	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2025
LVIP American Century Ultra Fund – Standard II	$109,381	$-	$21,901	$(10,443)	$11,458	$4,676	$(7,893)	$(5,283)	$(5,293)	$(13,692)	$(27,485)	$(16,027)	$93,354
LVIP JPMorgan Mid Cap Value Fund - Standard	271,935	2,951	26,799	(17,202)	12,548	11,204	(9,558)	(8,147)	(9,347)	(1,873)	(17,721)	(5,173)	266,762
LVIP JPMorgan Small Cap Core Fund - Service	49,021	228	4,743	73	5,044	2,951	(1,109)	(1,863)	(1,179)	3,311	2,111	7,155	56,176
LVIP JPMorgan Small Cap Core Fund - Standard	235,337	1,499	18,810	3,641	23,950	7,893	(10,149)	(3,289)	(4,715)	3,551	(6,709)	17,241	252,578
T. Rowe Price All-Cap Opportunities Portfolio	904,995	-	131,790	6,474	138,264	36,655	(27,997)	(22,912)	(32,543)	(21,758)	(68,555)	69,709	974,704
T. Rowe Price Equity Income Portfolio	975,462	16,826	111,530	9,073	137,429	48,439	(23,210)	(27,700)	(34,628)	28,945	(8,154)	129,275	1,104,737
T. Rowe Price Moderate Allocation Portfolio	176,877	4,242	9,712	11,545	25,499	11,848	(3,854)	(8,935)	(9,808)	(223)	(10,972)	14,527	191,404
T. Rowe Price International Stock Portfolio	505,099	10,662	55,337	24,003	90,002	25,642	(13,337)	(15,346)	(21,801)	406	(24,436)	65,566	570,665

See accompanying notes.

9

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease)		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
BNY Mellon VIF Appreciation Portfolio - Initial Shares	$211,026	$957	$14,641	$11,030	$26,628	$7,565	$(7,922)	$-	$(9,036)	$4,332	$(5,061)	$21,567	$232,593
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	97,713	591	6,245	15,036	21,872	4,019	(1,633)	(247)	(3,894)	(97)	(1,852)	20,020	117,733
BNY Mellon VIF Small Cap Portfolio - Initial Shares	87,837	592	(517)	3,819	3,894	4,310	(6,905)	(114)	(2,848)	(61)	(5,618)	(1,724)	86,113
CVT EAFE International Index Portfolio - Class F	171,428	4,766	1,271	(1,256)	4,781	7,955	(16,679)	(123)	(4,810)	4,487	(9,170)	(4,389)	167,039
CVT Russell 2000® Small Cap Index Portfolio	199,257	2,539	7,041	12,914	22,494	9,038	(12,242)	(484)	(6,083)	278	(9,493)	13,001	212,258
CVT Russell 2000® Small Cap Index Portfolio - Class F	10,799	93	(623)	1,165	635	875	(4,120)	(657)	(410)	602	(3,710)	(3,075)	7,724
CVT S&P MidCap 400 Index Portfolio	162,420	2,009	11,804	7,792	21,605	7,427	(12,036)	(489)	(6,300)	(201)	(11,599)	10,006	172,426
CVT S&P MidCap 400 Index Portfolio - Class F	2,782	33	366	(42)	357	796	-	(685)	(392)	-	(281)	76	2,858
DWS Global Small Cap VIP - Class A	12,683	179	464	98	741	1,084	-	-	(343)	70	811	1,552	14,235
Federated Hermes Government Money Fund II - Service Shares	130,922	6,339	-	-	6,339	9,809	(4,572)	(116)	(4,218)	4,399	5,302	11,641	142,563
Federated Hermes Managed Volatility Fund II - Primary Shares	74,016	1,767	(382)	10,023	11,408	7,333	(6,625)	(672)	(4,477)	(14)	(4,455)	6,953	80,969
Federated Hermes Quality Bond Fund II - Primary Shares	265,193	7,841	(1,991)	4,289	10,139	19,457	(10,478)	-	(11,294)	3,422	1,107	11,246	276,439
Fidelity® VIP Contrafund® Portfolio - Initial Class	995,558	2,256	172,433	158,709	333,398	33,975	(36,321)	-	(27,716)	(8,788)	(38,850)	294,548	1,290,106
Fidelity® VIP Contrafund® Portfolio - Service Class 2	49,716	19	12,274	7,900	20,193	3,699	-	-	(2,378)	22,914	24,235	44,428	94,144
Fidelity® VIP Growth & Income Portfolio - Initial Class	83,641	1,324	10,204	6,593	18,121	4,235	(6,825)	-	(4,194)	(189)	(6,973)	11,148	94,789
Fidelity® VIP Growth Portfolio - Initial Class	265,437	3	84,265	(5,132)	79,136	9,484	(25,607)	(713)	(9,183)	(5,563)	(31,582)	47,554	312,991

See accompanying notes.

10

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
Fidelity® VIP Growth Portfolio - Service Class 2	$44,130	$-	$13,012	$(1,965)	$11,047	$1,576	$(7,538)	$-	$(1,700)	$(184)	$(7,846)	$3,201	$47,331
Fidelity® VIP High Income Portfolio - Service Class 2	11,582	850	(36)	246	1,060	1,658	-	-	(245)	-	1,413	2,473	14,055
Fidelity® VIP Index 500 Portfolio - Initial Class	1,310,846	18,677	73,126	226,645	318,448	42,546	(48,831)	(18,619)	(38,475)	(21,358)	(84,737)	233,711	1,544,557
Fidelity® VIP Index 500 Portfolio - Service Class 2	375,191	4,224	25,387	57,360	86,971	12,800	(27,721)	(162)	(10,973)	(14,939)	(40,995)	45,976	421,167
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	891,199	28,775	(30,132)	14,217	12,860	54,979	(105,479)	(28,399)	(51,178)	38,124	(91,953)	(79,093)	812,106
Fidelity® VIP Mid Cap Portfolio - Service Class 2	553,097	2,056	90,967	(797)	92,226	23,815	(23,831)	(9,127)	(22,120)	(6,276)	(37,539)	54,687	607,784
Fidelity® VIP Overseas Portfolio - Initial Class	345,709	5,747	25,803	(13,223)	18,327	18,407	(21,261)	(14,891)	(11,207)	1,737	(27,215)	(8,888)	336,821
Fidelity® VIP Real Estate Portfolio - Service Class 2	55,766	2,156	(600)	1,599	3,155	2,883	(5,026)	(36)	(1,446)	(60)	(3,685)	(530)	55,236
Franklin Global Real Estate VIP Fund - Class 2	235,117	4,215	(4,642)	(655)	(1,082)	11,956	(5,875)	(4,288)	(7,877)	5,748	(336)	(1,418)	233,699
Franklin Mutual Shares VIP Fund - Class 2	142,572	3,136	1,686	11,423	16,245	6,536	-	-	(4,500)	27	2,063	18,308	160,880
Franklin Small Cap Value VIP Fund - Class 2	313,955	3,041	2,036	31,071	36,148	15,438	(7,460)	(2,860)	(12,821)	(317)	(8,020)	28,128	342,083
Franklin Small-Mid Cap Growth VIP Fund - Class 2	111,077	-	(4,278)	15,712	11,434	3,939	(8,045)	(128)	(7,153)	(186)	(11,573)	(139)	110,938
Franklin U.S. Government Securities VIP Fund - Class 2	41,523	1,322	(291)	(430)	601	5,324	-	-	(2,517)	392	3,199	3,800	45,323
Templeton Growth VIP Fund - Class 2	58,198	574	(351)	2,798	3,021	4,115	(1,753)	-	(1,566)	(27)	769	3,790	61,988
LVIP American Century Capital Appreciation Fund – Standard II	39,369	-	3,008	6,751	9,759	2,002	(1,044)	-	(1,340)	(14)	(396)	9,363	48,732
LVIP American Century Inflation Protection Fund – Standard II	25,900	383	(4,130)	3,859	112	836	-	-	(335)	(19,128)	(18,627)	(18,515)	7,385

See accompanying notes.

11

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
LVIP American Century Ultra Fund – Standard II	$120,358	$-	$27,304	$2,628	$29,932	$3,899	$(38,598)	$(265)	$(5,469)	$(476)	$(40,909)	$(10,977)	$109,381
LVIP JPMorgan Mid Cap Value Fund - Standard	238,106	3,303	41,107	(10,143)	34,267	11,900	(3,274)	(124)	(9,219)	279	(438)	33,829	271,935
LVIP JPMorgan Small Cap Core Fund - Service	45,154	324	1,340	3,323	4,987	2,855	(3,191)	(24)	(1,231)	471	(1,120)	3,867	49,021
LVIP JPMorgan Small Cap Core Fund - Standard	212,368	1,878	4,367	18,455	24,700	8,593	(3,806)	(2,869)	(5,034)	1,385	(1,731)	22,969	235,337
T. Rowe Price All-Cap Opportunities Portfolio	845,849	639	148,216	50,737	199,592	36,890	(67,158)	(25,219)	(33,584)	(51,375)	(140,446)	59,146	904,995
T. Rowe Price Equity Income Portfolio	960,055	17,874	88,366	1,823	108,063	47,657	(70,064)	(27,337)	(35,765)	(7,147)	(92,656)	15,407	975,462
T. Rowe Price Moderate Allocation Portfolio	175,782	4,152	6,720	6,631	17,503	9,826	(16,672)	-	(9,241)	(321)	(16,408)	1,095	176,877
T. Rowe Price International Stock Portfolio	511,354	4,904	19,110	(7,451)	16,563	26,064	(36,039)	(16,755)	(21,642)	25,554	(22,818)	(6,255)	505,099

See accompanying notes.

12

COUNTRY Investors Variable Life Account

Notes to Financial Statements

December 31, 2025

1. Organization and Significant Accounting Policies

Organization

COUNTRY Investors Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by COUNTRY Investors Life Assurance Company (the Company) in 2002, and exists in accordance with the rules and regulations of the Illinois Department of Insurance. The Account is a funding vehicle for flexible premium variable life insurance policies issued by the Company. The Company discontinued underwriting new sales of variable life insurance policies but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following forty-three investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund

BNY Mellon Variable Investment Fund	Fidelity® Variable Insurance Products Funds (continued)
BNY Mellon VIF Appreciation Portfolio - Initial Shares	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	Fidelity® VIP Mid Cap Portfolio - Service Class 2
BNY Mellon VIF Small Cap Portfolio - Initial Shares (3)	Fidelity® VIP Overseas Portfolio - Initial Class
Calvert Variable Trust, Inc.	Fidelity® VIP Real Estate Portfolio - Service Class 2
CVT EAFE International Index Portfolio - Class F	Franklin Templeton Variable Insurance Products Trust
CVT Russell 2000® Small Cap Index Portfolio	Franklin Global Real Estate VIP Fund - Class 2
CVT Russell 2000® Small Cap Index Portfolio - Class F	Franklin Mutual Shares VIP Fund - Class 2
CVT S&P MidCap 400 Index Portfolio	Franklin Small Cap Value VIP Fund - Class 2
CVT S&P MidCap 400 Index Portfolio - Class F	Franklin Small-Mid Cap Growth VIP Fund - Class 2
Deutsche DWS Variable Series I	Franklin U.S. Government Securities VIP Fund - Class 2
DWS Global Small Cap VIP - Class A	Templeton Global Bond VIP Fund - Class 2 (1)
Deutsche DWS Variable Series II	Templeton Growth VIP Fund - Class 2
DWS International Opportunities VIP - Class A (1) (2)	Lincoln Variable Insurance Products Trust
Federated Hermes Insurance Series	LVIP American Century Capital Appreciation Fund -
Federated Hermes Government Money Fund II - Service Shares	Standard II
Federated Hermes Managed Volatility Fund II - Primary Shares	LVIP American Century Inflation Protection Fund -
Federated Hermes Quality Bond Fund II - Primary Shares	Standard II
Fidelity® Variable Insurance Products Funds	LVIP American Century Ultra Fund – Standard II
Fidelity® VIP Contrafund® Portfolio - Initial Class	LVIP JPMorgan Mid Cap Value Fund – Standard
Fidelity® VIP Contrafund® Portfolio - Service Class 2	LVIP JPMorgan Small Cap Core Fund – Service
Fidelity® VIP Disciplined Small Cap - Service Class 2 (1)	LVIP JPMorgan Small Cap Core Fund – Standard
Fidelity® VIP Growth & Income Portfolio - Initial Class	T. Rowe Price Equity Series,Inc.
Fidelity® VIP Growth Portfolio - Initial Class	T. Rowe Price All-Cap Opportunities Portfolio
Fidelity® VIP Growth Portfolio - Service Class 2	T. Rowe Price Equity Income Portfolio
Fidelity® VIP High Income Portfolio - Service Class 2	T. Rowe Price Moderate Allocation Portfolio
Fidelity® VIP Index 500 Portfolio - Initial Class	T. Rowe Price International Series,Inc.
Fidelity® VIP Index 500 Portfolio - Service Class 2	T. Rowe Price International Stock Portfolio

13

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

(1)	Subaccount was inactive during 2025 and 2024; accordingly, a Statement of Assets and Liabilities, a Statement of Operations and a Statement of Changes in Net Assets have not been presented herein.

(2)	Effective May 1, 2025, Deutsche DWS Variable Series II changed the name of DWS International Growth VIP fund to DWS International Opportunities VIP.

(3)	Effective December 31, 2025, BNY Mellon Variable Investment Fund changed the name of BNY Mellon VIF Opportunistic Small Cap Portfolio fund to BNY Mellon VIF Small Cap Portfolio.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

At December 31, 2025, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1 in accordance with accounting principles generally accepted in the United States of America. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts to compensate for the services and benefits it provides, costs and expenses the Company incurs, and risks the Company assumes. The following summarizes those amounts.

Premium Expense Charge: Premiums paid by the policyholders are reduced by an amount not to exceed 6% of each premium payment. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and subdivisions.

Monthly Deductions: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A monthly expense charge is assessed in each policy year based on insured’s age and insured’s underwriting class. (For policies issued prior to November 1, 2008, a monthly expense charge of $6 is assessed.) The monthly expense charge is to compensate for the administration of the policy and the Account. A monthly unit charge is assessed based on the specified amount (amount of insurance selected) and the insured’s underwriting class during the first nineteen policy years. (For policies issued prior to November 1, 2008, a monthly unit charge is assessed during the first fifteen policy years.) The monthly unit charge is used to compensate for underwriting, processing and start-up-expenses incurred with the policy and the Account. In addition, monthly deductions are assessed for any additional benefits provided by riders. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

14

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

Other Charges: A transfer charge of $10 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. For policies issued on or after November 1, 2008, surrender charges are applicable, for the first nineteen policy years and are imposed on amounts surrendered based on age, sex, underwriting class and policy year as described in the Account’s prospectus.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

15

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2025:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	$43,050	$9,877
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	13,139	3,330
BNY Mellon VIF Small Cap Portfolio - Initial Shares	3,739	14,635

Calvert Variable Trust, Inc.:
CVT EAFE International Index Portfolio - Class F	16,063	23,519
CVT Russell 2000® Small Cap Index Portfolio	23,215	24,270
CVT Russell 2000® Small Cap Index Portfolio - Class F	5,549	349
CVT S&P MidCap 400 Index Portfolio	19,310	27,589
CVT S&P MidCap 400 Index Portfolio - Class F	4,989	331

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	2,129	1,025

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	14,934	8,198
Federated Hermes Managed Volatility Fund II - Primary Shares	19,266	5,461
Federated Hermes Quality Bond Fund II - Primary Shares	36,066	17,306

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	245,333	121,814
Fidelity® VIP Contrafund® Portfolio - Service Class 2	25,797	10,068
Fidelity® VIP Growth & Income Portfolio - Initial Class	14,025	14,006
Fidelity® VIP Growth Portfolio - Initial Class	48,911	36,792
Fidelity® VIP Growth Portfolio - Service Class 2	8,539	2,024
Fidelity® VIP High Income Portfolio - Service Class 2	2,682	1,109
Fidelity® VIP Index 500 Portfolio - Initial Class	58,093	198,151
Fidelity® VIP Index 500 Portfolio - Service Class 2	21,084	44,210
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	106,917	85,992
Fidelity® VIP Mid Cap Portfolio - Service Class 2	100,327	26,240
Fidelity® VIP Overseas Portfolio - Initial Class	54,225	33,293
Fidelity® VIP Real Estate Portfolio - Service Class 2	7,680	4,785

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	21,971	18,481
Franklin Mutual Shares VIP Fund - Class 2	26,666	4,036
Franklin Small Cap Value VIP Fund - Class 2	51,276	21,247
Franklin Small-Mid Cap Growth VIP Fund - Class 2	9,731	6,916
Franklin U.S. Government Securities VIP Fund - Class 2	6,393	3,194
Templeton Growth VIP Fund - Class 2	9,021	6,703

16

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	$10,451	$1,336
LVIP American Century Inflation Protection Fund – Standard II	1,555	544
LVIP American Century Ultra Fund – Standard II	12,432	31,548
LVIP JPMorgan Mid Cap Value Fund - Standard	41,518	27,939
LVIP JPMorgan Small Cap Core Fund - Service	10,692	3,998
LVIP JPMorgan Small Cap Core Fund - Standard	32,884	18,916

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	147,850	109,582
T. Rowe Price Equity Income Portfolio	185,841	72,251
T. Rowe Price Moderate Allocation Portfolio	23,393	21,933

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	77,321	44,267

17

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2025 and 2024:

		Period Ended December 31,
	2025			2024
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	100	147	(47)	171	255	(84)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	37	42	(5)	47	76	(29)
BNY Mellon VIF Small Cap Portfolio - Initial Shares	102	457	(355)	122	311	(189)

Calvert Variable Trust, Inc.:
CVT EAFE International Index Portfolio - Class F	362	791	(429)	506	869	(363)
CVT Russell 2000® Small Cap Index Portfolio	208	530	(322)	191	402	(211)
CVT Russell 2000® Small Cap Index Portfolio - Class F	92	7	85	34	125	(91)
CVT S&P MidCap 400 Index Portfolio	109	428	(319)	99	284	(185)
CVT S&P MidCap 400 Index Portfolio - Class F	144	11	133	29	39	(10)

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	24	22	2	27	8	19

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	819	700	119	1,130	648	482
Federated Hermes Managed Volatility Fund II - Primary Shares	626	225	401	301	490	(189)
Federated Hermes Quality Bond Fund II - Primary Shares	1,798	1,179	619	1,486	1,419	67

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	246	1,130	(884)	307	751	(444)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	79	94	(15)	341	43	298
Fidelity® VIP Growth & Income Portfolio - Initial Class	51	207	(156)	63	176	(113)
Fidelity® VIP Growth Portfolio - Initial Class	77	350	(273)	96	440	(344)
Fidelity® VIP Growth Portfolio - Service Class 2	15	19	(4)	16	114	(98)
Fidelity® VIP High Income Portfolio - Service Class 2	52	34	18	57	8	49
Fidelity® VIP Index 500 Portfolio - Initial Class	402	2,610	(2,208)	442	1,674	(1,232)
Fidelity® VIP Index 500 Portfolio - Service Class 2	162	513	(351)	145	696	(551)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	5,294	5,989	(695)	5,785	12,633	(6,848)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	348	380	(32)	270	852	(582)
Fidelity® VIP Overseas Portfolio - Initial Class	403	905	(502)	492	1,307	(815)
Fidelity® VIP Real Estate Portfolio - Service Class 2	141	104	37	72	160	(88)

18

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

		Period Ended December 31,
	2025			2024
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)
Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	909	909	-	777	812	(35)
Franklin Mutual Shares VIP Fund - Class 2	156	104	52	170	109	61
Franklin Small Cap Value VIP Fund - Class 2	345	384	(39)	225	378	(153)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	63	123	(60)	60	282	(222)
Franklin U.S. Government Securities VIP Fund - Class 2	303	200	103	352	143	209
Templeton Growth VIP Fund - Class 2	113	230	(117)	151	126	25

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	31	21	10	35	42	(7)
LVIP American Century Inflation Protection Fund – Standard II	55	32	23	51	1,229	(1,178)
LVIP American Century Ultra Fund – Standard II	42	329	(287)	39	530	(491)
LVIP JPMorgan Mid Cap Value Fund - Standard	162	433	(271)	186	189	(3)
LVIP JPMorgan Small Cap Core Fund - Service	106	71	35	59	81	(22)
LVIP JPMorgan Small Cap Core Fund - Standard	236	353	(117)	170	206	(36)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	328	911	(583)	255	1,596	(1,341)
T. Rowe Price Equity Income Portfolio	1,293	1,494	(201)	768	2,832	(2,064)
T. Rowe Price Moderate Allocation Portfolio	272	521	(249)	233	658	(425)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	595	1,376	(781)	1,544	2,317	(773)

19

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2025, 2024, 2023, 2022 and 2021, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2025	3,553	$71.12	$252,678	0.37%	-%	10.08%
2024	3,600	64.61	232,593	0.42	-	12.80
2023	3,684	57.28	211,026	0.72	-	20.97
2022	4,076	47.35	193,016	0.67	-	(18.07)
2021	4,126	57.79	238,447	0.44	-	27.12
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2025	1,567	87.51	137,165	0.46	-	16.84
2024	1,572	74.90	117,733	0.54	-	22.73
2023	1,601	61.03	97,713	0.66	-	26.70
2022	1,591	48.17	76,634	0.80	-	(14.82)
2021	1,591	56.55	89,984	0.47	-	25.61
BNY Mellon VIF Small Cap Portfolio - Initial Shares:
2025	2,457	33.98	83,491	0.66	-	10.97
2024	2,812	30.62	86,113	0.69	-	4.61
2023	3,001	29.27	87,837	0.32	-	9.30
2022	2,954	26.78	79,109	-	-	(16.63)
2021	2,907	32.12	93,370	0.10	-	16.46
CVT EAFE International Index Portfolio - Class F:
2025	5,977	34.06	203,594	2.53	-	30.65
2024	6,406	26.07	167,039	2.76	-	2.92
2023	6,769	25.33	171,428	2.93	-	17.54
2022	7,152	21.55	154,133	3.85	-	(14.75)
2021	7,096	25.28	179,366	1.79	-	10.68
CVT Russell 2000® Small Cap Index Portfolio:
2025	4,449	50.02	222,564	1.56	-	12.46
2024	4,771	44.48	212,258	1.23	-	11.23
2023	4,982	39.99	199,257	0.88	-	16.59
2022	5,092	34.30	174,666	0.79	-	(20.51)
2021	5,388	43.15	232,523	0.76	-	14.52
CVT Russell 2000® Small Cap Index Portfolio - Class F:
2025	249	52.77	13,154	2.15	-	12.23
2024	164	47.02	7,724	1.27	-	11.00
2023	255	42.36	10,799	0.92	-	16.34
2022	279	36.41	10,147	0.93	-	(20.66)
2021	233	45.89	10,692	0.76	-	14.30
CVT S&P MidCap 400 Index Portfolio:
2025	2,354	69.11	162,679	1.06	-	7.13
2024	2,673	64.51	172,426	1.18	-	13.53
2023	2,858	56.82	162,420	1.24	-	16.10
2022	2,950	48.94	144,357	0.90	-	(13.33)
2021	3,483	56.47	196,677	0.85	-	24.44

20

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

CVT S&P MidCap 400 Index Portfolio - Class F:
2025	230	$31.45	$7,230	1.94%	-%	6.94%
2024	97	29.41	2,858	1.10	-	13.29
2023	107	25.96	2,782	1.30	-	15.89
2022	150	22.40	3,363	1.09	-	(13.51)
2021	102	25.90	2,629	0.85	-	24.16
DWS Global Small Cap VIP - Class A:
2025	337	51.15	17,250	1.18	-	20.52
2024	335	42.44	14,235	1.32	-	5.76
2023	316	40.13	12,683	0.86	-	24.55
2022	291	32.22	9,364	0.55	-	(24.05)
2021	226	42.42	9,578	0.35	-	14.96
Federated Hermes Government Money Fund II - Service Shares:
2025	12,571	11.88	149,299	3.67	-	3.76
2024	12,452	11.45	142,563	4.57	-	4.66
2023	11,970	10.94	130,922	4.43	-	4.49
2022	12,307	10.47	128,783	1.16	-	1.26
2021	12,073	10.34	124,896	-	-	-
Federated Hermes Managed Volatility Fund II - Primary Shares:
2025	3,764	25.77	97,005	2.77	-	7.02
2024	3,363	24.08	80,969	2.22	-	15.55
2023	3,552	20.84	74,016	1.79	-	8.71
2022	4,061	19.17	77,852	1.94	-	(13.77)
2021	4,414	22.23	98,130	1.74	-	18.50
Federated Hermes Quality Bond Fund II - Primary Shares:
2025	20,103	15.19	305,423	3.27	-	7.05
2024	19,484	14.19	276,439	2.92	-	3.88
2023	19,417	13.66	265,193	2.68	-	6.14
2022	20,350	12.87	261,863	2.54	-	(9.24)
2021	20,467	14.18	290,288	2.82	-	(1.39)
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2025	12,793	114.59	1,465,879	0.14	-	21.48
2024	13,677	94.33	1,290,106	0.19	-	33.80
2023	14,121	70.50	995,558	0.50	-	33.45
2022	14,491	52.83	765,562	0.51	-	(26.31)
2021	15,405	71.69	1,104,492	0.06	-	27.84
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2025	995	112.92	112,406	-	-	21.20
2024	1,010	93.17	94,144	0.02	-	33.44
2023	712	69.82	49,716	0.27	-	33.12
2022	698	52.45	36,593	0.28	-	(26.49)
2021	607	71.35	43,336	0.03	-	27.52
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2025	1,286	79.89	102,722	1.54	-	21.51
2024	1,442	65.75	94,789	1.43	-	22.21
2023	1,555	53.80	83,641	1.69	-	18.71
2022	1,697	45.32	76,918	1.57	-	(4.95)
2021	1,891	47.68	90,168	2.44	-	25.97

21

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Growth Portfolio - Initial Class:
2025	2,975	$110.70	$329,321	0.28%	-%	14.89%
2024	3,248	96.35	312,991	-	-	30.40
2023	3,592	73.89	265,437	0.13	-	36.23
2022	4,088	54.24	221,753	0.61	-	(24.46)
2021	4,282	71.80	307,447	-	-	23.22
Fidelity® VIP Growth Portfolio - Service Class 2:
2025	456	117.89	53,813	0.05	-	14.61
2024	460	102.86	47,331	-	-	30.07
2023	558	79.08	44,130	-	-	35.88
2022	591	58.20	34,367	0.35	-	(24.64)
2021	594	77.23	45,906	-	-	22.90
Fidelity® VIP High Income Portfolio - Service Class 2:
2025	483	33.34	16,109	6.79	-	10.32
2024	465	30.22	14,055	6.64	-	8.59
2023	416	27.83	11,582	6.24	-	10.26
2022	360	25.24	9,096	5.65	-	(11.69)
2021	197	28.58	5,627	5.76	-	4.31
Fidelity® VIP Index 500 Portfolio - Initial Class:
2025	18,313	88.64	1,623,352	1.16	-	17.76
2024	20,521	75.27	1,544,557	1.28	-	24.91
2023	21,753	60.26	1,310,846	1.48	-	26.20
2022	22,368	47.75	1,068,140	1.47	-	(18.22)
2021	23,357	58.39	1,363,743	1.27	-	28.58
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2025	4,665	98.64	460,188	0.93	-	17.48
2024	5,016	83.96	421,167	1.05	-	24.59
2023	5,567	67.39	375,191	1.26	-	25.87
2022	5,726	53.54	306,576	1.19	-	(18.41)
2021	6,636	65.62	435,452	1.04	-	28.24
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class:
2025	57,821	14.88	860,427	3.62	-	7.20
2024	58,516	13.88	812,106	3.47	-	1.83
2023	65,364	13.63	891,199	2.67	-	6.15
2022	63,710	12.84	817,913	2.19	-	(12.95)
2021	71,984	14.75	1,061,735	2.31	-	(0.61)
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2025	8,735	77.29	675,128	0.26	-	11.48
2024	8,767	69.33	607,784	0.35	-	17.19
2023	9,349	59.16	553,097	0.39	-	14.78
2022	9,641	51.54	496,834	0.27	-	(14.96)
2021	10,723	60.61	649,865	0.31	-	25.30
Fidelity® VIP Overseas Portfolio - Initial Class:
2025	9,915	38.93	385,953	1.60	-	20.41
2024	10,417	32.33	336,821	1.63	-	5.04
2023	11,232	30.78	345,709	1.04	-	20.52
2022	11,962	25.54	305,517	1.12	-	(24.48)
2021	11,618	33.82	392,925	0.57	-	19.67

22

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Real Estate Portfolio - Service Class 2:
2025	1,240	$47.24	$58,562	2.00%	-%	2.90%
2024	1,203	45.91	55,236	3.97	-	6.25
2023	1,291	43.21	55,766	2.52	-	10.91
2022	1,072	38.96	41,748	1.06	-	(27.69)
2021	1,279	53.88	68,941	0.96	-	38.62
Franklin Global Real Estate VIP Fund - Class 2:
2025	12,096	20.85	252,228	1.38	-	7.92
2024	12,096	19.32	233,699	1.80	-	(0.31)
2023	12,131	19.38	235,117	2.76	-	11.44
2022	11,952	17.39	207,884	2.37	-	(26.06)
2021	11,590	23.52	272,649	0.88	-	26.79
Franklin Mutual Shares VIP Fund - Class 2:
2025	4,447	40.82	181,541	2.07	-	11.50
2024	4,395	36.61	160,880	2.02	-	11.28
2023	4,334	32.90	142,572	1.92	-	13.49
2022	4,259	28.99	123,484	1.87	-	(7.44)
2021	4,184	31.32	131,064	2.92	-	19.18
Franklin Small Cap Value VIP Fund - Class 2:
2025	6,051	60.47	365,929	1.07	-	7.66
2024	6,090	56.17	342,083	0.93	-	11.69
2023	6,243	50.29	313,955	0.52	-	12.76
2022	6,535	44.60	291,497	0.98	-	(10.06)
2021	6,843	49.59	339,377	1.04	-	25.35
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2025	1,926	57.27	110,286	-	-	2.51
2024	1,986	55.87	110,938	-	-	11.05
2023	2,208	50.31	111,077	-	-	26.73
2022	2,275	39.70	90,320	-	-	(33.69)
2021	2,307	59.87	138,105	-	-	10.01
Franklin U.S. Government Securities VIP Fund - Class 2:
2025	3,030	16.52	50,065	3.27	-	6.72
2024	2,927	15.48	45,323	3.03	-	1.31
2023	2,718	15.28	41,523	2.71	-	4.51
2022	2,603	14.62	38,061	2.36	-	(9.75)
2021	2,468	16.20	39,987	2.43	-	(1.82)
Templeton Growth VIP Fund - Class 2:
2025	2,282	31.99	73,024	0.89	-	23.80
2024	2,399	25.84	61,988	0.94	-	5.43
2023	2,374	24.51	58,198	3.51	-	20.98
2022	2,599	20.26	52,644	0.16	-	(11.49)
2021	2,547	22.89	58,301	1.10	-	4.86
LVIP American Century Capital Appreciation Fund – Standard II:
2025	796	66.21	52,693	-	-	6.72
2024	786	62.04	48,732	-	-	24.98
2023	793	49.64	39,369	-	-	20.69
2022	854	41.13	35,112	-	-	(28.11)
2021	817	57.21	46,757	-	-	11.15

23

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

LVIP American Century Inflation Protection Fund – Standard II:
2025	481	$17.18	$8,261	8.02%	-%	6.64%
2024	458	16.11	7,385	3.32	-	1.77
2023	1,636	15.83	25,900	3.63	-	3.60
2022	1,642	15.28	25,088	5.20	-	(12.84)
2021	1,568	17.53	27,502	5.97	-	6.57
LVIP American Century Ultra Fund – Standard II:
2025	890	104.84	93,354	-	-	12.84
2024	1,177	92.91	109,381	-	-	28.79
2023	1,668	72.14	120,358	-	-	43.51
2022	1,880	50.27	94,490	-	-	(32.37)
2021	1,905	74.33	141,585	-	-	23.14
LVIP JPMorgan Mid Cap Value Fund - Standard:
2025	4,013	66.47	266,762	1.10	-	4.71
2024	4,284	63.48	271,935	1.27	-	14.30
2023	4,287	55.54	238,106	3.21	-	10.90
2022	4,417	50.08	221,204	0.95	-	(8.16)
2021	4,396	54.53	239,713	0.90	-	29.90
LVIP JPMorgan Small Cap Core Fund - Service:
2025	872	64.45	56,176	0.46	-	10.00
2024	837	58.59	49,021	0.68	-	11.43
2023	859	52.58	45,154	1.02	-	12.81
2022	814	46.61	37,941	0.08	-	(19.55)
2021	902	57.94	52,284	0.32	-	21.06
LVIP JPMorgan Small Cap Core Fund - Standard:
2025	4,295	58.81	252,578	0.64	-	10.28
2024	4,412	53.33	235,337	0.82	-	11.71
2023	4,448	47.74	212,368	1.38	-	13.10
2022	4,434	42.21	187,173	0.45	-	(19.35)
2021	4,414	52.34	231,044	0.53	-	21.38
T. Rowe Price All-Cap Opportunities Portfolio:
2025	7,310	133.34	974,704	-	-	16.30
2024	7,893	114.65	904,995	0.07	-	25.16
2023	9,234	91.60	845,849	0.25	-	28.96
2022	10,171	71.03	722,441	-	-	(21.51)
2021	10,668	90.50	965,423	-	-	20.80
T. Rowe Price Equity Income Portfolio:
2025	20,569	53.71	1,104,737	1.66	-	14.37
2024	20,770	46.96	975,462	1.82	-	11.68
2023	22,834	42.05	960,055	2.10	-	9.56
2022	23,350	38.38	896,240	1.82	-	(3.35)
2021	28,057	39.71	1,114,160	1.56	-	25.55
T. Rowe Price Moderate Allocation Portfolio:
2025	4,284	44.68	191,404	2.27	-	14.51
2024	4,533	39.02	176,877	2.28	-	10.04
2023	4,958	35.46	175,782	2.32	-	15.35
2022	5,104	30.74	156,885	1.57	-	(18.31)
2021	4,967	37.63	186,908	0.98	-	10.06

24

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2025	16,262	$35.09	$570,665	1.96%	-%	18.39%
2024	17,043	29.64	505,099	0.95	-	3.28
2023	17,816	28.70	511,354	0.99	-	16.24
2022	19,026	24.69	469,796	0.78	-	(15.82)
2021	20,204	29.33	592,618	0.63	-	1.31

25

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7. Segment Reporting

Each subaccount, as detailed in Note 1, represents a single operating segment. The Chief Operating Officer of the Company acts as the Chief Operating Decision Maker (CODM) and monitors the operating results of each subaccount. The change in net assets resulting from operations, which is used by the CODM to assess the subaccount’s performance, is consistent with that presented within the subaccount’s financial statements. Subaccount assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

26